Exhibit 10.74

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

CREDIT AGREEMENT

dated as of January 30, 2009

between

COLGAN AIR, INC.,
Borrower

and

EXPORT DEVELOPMENT CANADA,
Lender

_______________________________________________________

Vedder Price P.C.

TABLE OF CONTENTS

Page

Section 1.	Certain Definitions	1

Section 2.	Commitments; Borrower’s Notice of Payment Dates; Closing Procedure; Termination Date	1

Section 3.	Fees	2

Section 4.	Conditions	3

Section 5.	The Certificate	6

Section 6.	Extent of Interest of Lenders	19

Section 7.	Borrower’s Representations and Warranties	19

Section 8.	Indemnities	23

Section 9.	Covenants of the Borrower	30

Section 10. Notices 32

Section 11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial 33

Section 12. Invoices and Payment of Expenses 34

Section 13. Confidentiality 34

Section 14. Miscellaneous 35

Schedule I	-	Notice and Account Information
Schedule II	-	Advances
Schedule III		[***]

Exhibit A	-	Form of Funding Notice
Exhibit B	-	Form of Officer’s Certificate
Exhibit C	-	Form of Assignment Agreement
Exhibit D	-	Form of Consent and Agreement

Annex A	-	Definitions

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of January 30, 2009 (this “Agreement”) is between (i) COLGAN AIR, INC., a Virginia corporation (the “Borrower”) and (ii) EXPORT DEVELOPMENT CANADA, as lender (the “Lender”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower and the Lender are entering into the Mortgage and Security Agreement dated as of the date hereof (the “Mortgage”) pursuant to which the Borrower agrees, among other things, that the Loan Certificate issued hereunder and all other obligations hereunder or under any other Operative Document will be secured by the mortgage and security interest created by the Borrower in favor of the Lender.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Certain Definitions.  Except as otherwise defined in this Agreement, including its annexes, schedules and exhibits, terms used herein in capitalized form shall have the meanings attributed thereto in Annex A.

Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

Section 2. Commitments; Borrower’s Notice of Payment Dates; Closing Procedure; Termination Date.

2.1 During the Credit Period, the Lender agrees, subject to the terms and conditions of this Agreement, to make a secured loan to the Borrower in respect of each Advance falling during the Credit Period, through a Drawing on Borrowing Dates to be designated pursuant to Section 2.2.  No such Drawing shall exceed the Maximum Commitment minus the aggregate amount of outstanding Drawings made or to be made by the Lender on or prior to such Borrowing Date (the Lender’s “Commitment”); provided that at no time shall the aggregate amount of Drawings made by the Lender in respect of an Aircraft (i) exceed [***] of the Net Purchase Price for such Aircraft in the case of the first ten Aircraft or (ii) exceed [***] of the Net Purchase Price for such Aircraft in the case of the last five Aircraft.

As more particularly set forth in Section 5, the Borrower shall execute and deliver to the Lender with appropriate insertions the Loan Certificate to evidence the Maximum Commitment.  Each Drawing shall be evidenced by this Agreement, the Loan Certificate and notations made from time to time by the Lender in its books and records, including computer records.  The Lender shall record in its books and records, including computer records, the principal amount of the Drawings owing to it from time to time.  Absent evidence to the contrary, the Lender’s books and records shall constitute presumptive evidence of the accuracy of the information contained therein.  Failure by the Lender to make any such notation or record shall not affect the obligations of the Borrower to the Lender with respect to the repayment of its Drawings.

2.2  (a) The Borrower agrees to give the Lender at least three (3) Business Days’ prior written notice (the “Funding Notice”) of the Borrowing Date for each Drawing to fund an Advance, which shall not be a date before the scheduled date set forth in Schedule II for such Advance (or such later or earlier date as may be agreed to in writing between the Borrower and the Lender), which notice shall specify any funding instructions and shall be in substantially the form of Exhibit A.  On the Business Day next following the execution and delivery of this Agreement and the satisfaction of the conditions precedent in Section 4.1 (the “Effective Date”), the Lender shall allow Drawings (subject to the limitations set forth in Section 2.1) in respect of certain Advances which were paid by the Borrower prior to the Effective Date.

       (b) In the event that any Drawing to fund Advances shall not be consummated in accordance with the terms hereof on the Effective Date or the Borrowing Date specified in a Funding Notice, the Lender and the Borrower shall cooperate with each other to arrange a mutually acceptable postponement of such date provided that such date must fall within the Credit Period and may not be more than sixty (60) days after the Borrowing Date anticipated in Schedule II (the “Delayed Borrowing Date”).  In the event that the Drawing to fund Advances shall not be consummated by 10:00 a.m. (New York time) on the Delayed Borrowing Date or, if earlier, the date on which the Borrower notifies the Lender that the Drawing will not occur, the Lender may cancel or terminate any funding arrangements that it may have made to enable it to fund its Commitments and the Borrower shall pay to the Lender on demand Break Amount, if any.  In consideration of making its funds available on the Effective Date or the specified Borrowing Date, the Borrower shall compensate the Lender for its net loss of earnings on such funds, by paying the Lender interest on the aggregate amount thereof (calculated on the basis of a 360-day year and actual days elapsed) at a rate equal to LIBOR plus the Applicable Margin for the period from and including the Effective Date or the specified Borrowing Date to but excluding the earlier of (x) the Business Day on which the Borrowing shall actually occur, (y) the Business Day on which the Borrower shall notify the Lender that the Borrowing will not occur prior to the Delayed Borrowing Date (if such notice is given prior to 10:00 a.m. (New York time) or if later, until the Business Day subsequent to such notice date), or (z) the Delayed Borrowing Date.

2.3  On the Effective Date, the Lender agrees to fund the Drawing for the initial Advance to Bombardier by wire transferring such amounts to the account or accounts specified in the applicable Funding Notice, and to such other account as the Borrower shall direct the Lender in writing, to reimburse the Borrower for previously funded Advances.  On the Borrowing Date for each subsequent Drawing specified in a Borrower’s notice referred to in Section 2.2, subject to the terms and conditions of this Agreement, the Lender agrees to fund the Drawing for each such Advance directly to Bombardier or, if such Advance shall have already been paid by Borrower to Bombardier, to reimburse Borrower for such Advance, by wiring such amounts to the account or accounts specified in the applicable Funding Notice.  The Borrower agrees that the actual transfer of the proceeds of Drawings to the bank designated by the Borrower for credit to Bombardier’s or the Borrower’s account (as applicable) shall constitute conclusive evidence that the Drawings were made.

Section 3. Fees.

3.1 The Loan Certificate shall bear interest and be repaid in accordance with the applicable terms of this Agreement and the Mortgage.

3.2 In consideration of the Lender’s Commitments hereunder, the Borrower shall pay to the Lender on the earlier of (i) the Effective Date and (ii) the thirtieth (30th) day following the date hereof, an up-front fee equal to [***] of the Maximum Commitment (the “Arrangement Fee”).  The Lender shall, at its option, be entitled to offset any unpaid portion of the Arrangement Fee from the Drawing to be made on the initial Borrowing Date hereunder.  In addition, the Borrower shall pay to the Lender on each Interest Payment Date, in arrears on the basis of a year of 360 days and the actual number of days elapsed, a commitment fee of [***] of the average daily unused portion of the Maximum Commitment during the preceding Interest Period (or in the case of the initial Interest Period, from December 18, 2008) (the “Commitment Fee”).

Section 4. Conditions.

4.1 Conditions Precedent to the Effectiveness of the Commitments.  It is agreed that the Commitment of the Lender and the effectiveness of this Agreement are subject to the satisfaction prior to the Effective Date of the following conditions precedent:

(a) The following documents shall have been duly authorized, executed and delivered by the party or parties thereto, shall each be reasonably satisfactory in form and substance to the Lender and shall be in full force and effect and executed counterparts shall have been delivered to the Lender and its counsel:

(i) this Agreement;

(ii) the Mortgage;

(iii) the Guaranty;

(iv) the Bombardier Purchase Agreement and the Capacity Purchase Agreement, including without limitation all amendments, supplements and modification to and including the Effective Date, each certified by the Secretary or an Assistant Secretary of the Borrower, as being a true, accurate and complete copy of the same;

(v) the Notice of Assignment;

(vi) the Consent and Agreement; and

(vii) the Loan Certificate.

(b) The Lender shall have received the following, in each case in form and substance reasonably satisfactory to it:

(i) a certificate of good standing and certified copy of the Certificate of Incorporation and By-laws of each of the Borrower and the Guarantor and a copy of resolutions of the board of directors of each of the Borrower and the Guarantor or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Borrower or the Guarantor, as applicable, duly authorizing the execution, delivery and performance by the Borrower of this Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on the Effective Date, or in the case of the Guarantor, the Guaranty; and

(ii) a certificate of the Borrower and the Guarantor as to the Person or Persons authorized to execute and deliver the Operative Documents to which it is a party, and any other documents to be executed on behalf of the Borrower or the Guarantor, as applicable, in connection with the transactions contemplated hereby and as to the signature of such person or persons.

(c) The Lender shall have received a certificate of the Borrower that the aggregate amount of Advances in connection with each Aircraft shall be sufficient when paid to Bombardier (together with any amounts previously paid to Bombardier and which are to be reimbursed to Borrower hereunder) in accordance with this Agreement to satisfy the obligation of the Borrower with respect to all advance payments due and payable for each such Aircraft.

(d) In respect of Advances paid prior to the Effective Date, any liens over the Collateral granted by the Borrower to finance such Advances shall be released and terminated.

(e) A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the granting clause of the Mortgage shall have been delivered by the Borrower, and such financing statement or statements shall have been duly filed in all places deemed necessary or advisable in the opinion of counsel for the Lender, and any additional Uniform Commercial Code financing statements deemed advisable by the Lender or its counsel shall have been delivered by the Borrower and duly filed and all other action shall have been taken as is deemed necessary or advisable, in the opinion of counsel for the Lender, to establish and perfect the Lender’s security interest in the Bombardier Purchase Agreement.

(f) The Lender shall have received opinions, in form and substance reasonably satisfactory to, and addressed to, the Lender from:

(i) Vinson & Elkins LLP, special counsel to the Borrower and Guarantor, as to the due authorization and execution of the Operative Documents by the Guarantor and as to the valid, binding and enforceable nature of the Operative Documents, the creation and perfection of the Lien created by the Mortgage in place on the Effective Date and as to such other matters as the Lender may reasonably request;

(ii) Maskell & Gaba, special counsel to the Borrower, as to the due authorization and execution of the Operative Documents by the Borrower and as to such other matters as the Lender may reasonably request in as it relates to Virginia law; and

(iii) Vedder Price P.C., as to such other matters required by the Lender.

(g) The Lender shall have received an opinion addressed to the Lender as to due authorization, execution and delivery by Bombardier of the Bombardier Purchase Agreement and the Consent and Agreement, in form and substance reasonably satisfactory to the addressees thereof.

(h) Since December 31, 2007, there shall have been no material and adverse change in the financial or operational condition of the Borrower or the Guarantor and no event or circumstance shall have occurred which in the reasonable judgment of the Lender had or would be reasonably likely to have a Material Adverse Effect.

(i) The Lender shall have received evidence of the release by The Fauquier Bank of its Lien on any and all of the Collateral and a disclaimer by The Fauquier Bank of any interest therein.

4.2 Conditions Precedent to the Lender’s Participation in each Drawing.  It is agreed that the obligations of the Lender to lend all or any portion of its Commitment for an Advance to the Borrower is subject to the satisfaction prior to the Borrowing Date of the following conditions precedent:

(a) The Lender shall have received due notice with respect to the Effective Date or the Borrowing Date for such Advance pursuant to Section 2 (or shall have waived such notice either in writing or as provided in Section 2).

(b) The Lender shall have received evidence in form and substance reasonably satisfactory to them that the Borrower shall have paid to Bombardier all amounts then due and owing (other than represented by an Advance being funded by a Drawing on such date and to be paid to Bombardier in accordance with the terms hereof) as of such date, including, without limitation, any amounts payable to Bombardier in respect of Advances in which Borrower seeks reimbursement hereunder.

(c) After the date of the execution and delivery of this Agreement, no change shall have occurred in applicable law or regulations thereunder which would make it a violation of law or regulations for the Lender to fund a Drawing, to acquire the Loan Certificate or to realize the benefits of the security afforded by the Mortgage.

(d) On such Borrowing Date, (A) the representations and warranties of the Borrower contained in Section 7 and of the Guarantor contained in Section 10 of the Guaranty shall be true and accurate as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date), (B) no event shall have occurred and be continuing which constitutes (or would, with the passage of time or the giving of notice or both, constitute) an Event of Default, and (C) since December 31, 2007, there shall have been no material and adverse change in the financial or operational condition of the Borrower or the Guarantor and no event or circumstance shall have occurred which in the reasonable judgment of the Lender had or would be reasonably likely to have a Material Adverse Effect, and the Lender shall have received a certificate from the Borrower and the Guarantor dated such Borrowing Date certifying each of the foregoing substantially in the form attached as Exhibit B.

(e) The Lender shall have received all Fees that are due and payable on or prior to such Borrowing Date.

(f) The Lender shall be satisfied that Continental Airlines, Inc. (“Continental”) shall not have filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code nor shall an involuntary case of bankruptcy under the U.S. Bankruptcy Code have been commenced against Continental.

(g) Bombardier shall have provided a disclosure consent to Lender in a form satisfactory to Lender.

Section 5. The Certificate.

5.1 Form of Loan Certificate.  The Loan Certificate in respect of the Drawings to fund Advances shall be substantially in the form set forth below, as follows:

_____________

COLGAN AIR, INC.

LOAN CERTIFICATE

DRAWINGS TO FUND ADVANCES

No.	New York, New York
$	[Effective Date]

Colgan Air, Inc. (the “Borrower”) hereby promises to pay to Export Development Canada (the “Lender”), or registered transferees, (i) the principal sum of _________________________ United States Dollars (US$__________), or, if less, the aggregate unpaid principal amount of all Drawings to fund Advances made by Lender to Borrower pursuant to that certain Credit Agreement dated as of January 30, 2009 (the “Credit Agreement”) between the Borrower and Lender, payable in full on the applicable Termination Date, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full.

The Interest Periods for the Drawings evidenced by this Loan Certificate (and accordingly the Applicable Rates) can vary in accordance with the definitions of Applicable Rate and Interest Period in the Credit Agreement.  Interest in respect of the Drawings to fund Advances shall accrue with respect to each Interest Period at the Applicable Rate in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date this Loan Certificate is paid in full.  This Loan Certificate shall bear interest at the Past Due Rate on any principal hereof, and, to the extent permitted by applicable law, interest and other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender.

Interest shall be payable with respect to the first but not the last day of each Interest Period.  Interest shall be calculated on the basis of a year of 360 days and actual number of days elapsed.  If any sum payable hereunder falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day; provided that, in the case of principal of and interest hereon payable on an Interest Payment Date, if by virtue of such extension such payment would fall in the next succeeding month, such sum shall be payable on the preceding Business Day.

Borrower hereby acknowledges and agrees that this note is the Loan Certificate referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement including, without limitation, the repayment in full of the Drawings made in respect of an Aircraft upon the applicable Termination Date.  The Credit Agreement, to which reference is hereby explicitly made, sets forth said terms and provisions, including those under which this Loan Certificate may or must be paid prior to its due date or may have its due date accelerated.

All payments of principal, Break Amount, if any, and interest and other amounts to be made to the Lender hereunder, under the Credit Agreement or under the Mortgage and Security Agreement dated as of January 30, 2009 (as amended or supplemented from time to time, the “Mortgage”) between the Borrower and the Lender, (i) shall be made in accordance with the terms of the Credit Agreement and the Mortgage, and (ii) are guaranteed by Pinnacle Airlines Corp. (the “Guarantor”) pursuant to the terms of the Guaranty dated as of January 30, 2009 from Guarantor (as amended or supplemented from time to time, the “Guaranty”).

Principal and interest and other amounts due hereon shall be payable in Dollars in immediately available funds prior to 10:00  a.m., New York time, on the due date thereof, to the Lender in accordance with the terms of the Credit Agreement at such account or accounts at such financial institution or institutions as Lender hereof shall have designated, in immediately available funds.  All such payments by the Borrower shall be made free and clear of and without reduction for or on account of all wire or other like charges.

Lender, by its acceptance of this Loan Certificate, agrees that each payment received by it in respect hereof shall be applied in the manner set forth in Section 5.4 of the Credit Agreement.

The Collateral is held by the Lender as security, in part, for this Loan Certificate.  Reference is hereby made to the Credit Agreement and the Mortgage for a statement of the rights and obligations of the Lender, and the nature and extent of the security for this Loan Certificate as well as for a statement of the terms and conditions of the trusts created by the Mortgage, to all of which terms and conditions in the Credit Agreement and the Mortgage the Lender agrees by its acceptance of this Loan Certificate.

There shall be maintained a Certificate Register for the purpose of registering transfers and exchanges of this Loan Certificate at the office of the Lender set forth in the Credit Agreement or at the office of any successor thereto in the manner provided in Section 5.7 of the Credit Agreement.  As provided in the Credit Agreement and the Mortgage and subject to certain limitations set forth therein, this Loan Certificate or any interest herein may, subject to the next following paragraph, be assigned or transferred, and this Loan Certificate is exchangeable for a like aggregate original principal amount of Loan Certificates of any authorized denomination, as requested by the Lender surrendering the same.

Prior to the due presentment for registration or transfer of this Loan Certificate, the Borrower shall deem and treat the person in whose name this Loan Certificate is registered on the Certificate Register as the absolute owner of this Loan Certificate and the Lender for the purpose of receiving payment of all amounts payable with respect to this Loan Certificate and for all other purposes whether or not this Loan Certificate is overdue, and the Borrower shall not be affected by notice to the contrary.

This Loan Certificate is subject to prepayment as permitted by Sections 5.10 and 5.11 of the Credit Agreement and to acceleration by the Lender as provided in Section 4.1 of the Mortgage, and the Lender, by its acceptance of this Loan Certificate, agrees to be bound by said provisions.

Terms defined in the Credit Agreement and in the Mortgage have the same meaning when used in this Loan Certificate.

This Loan Certificate shall be governed by and construed in accordance with the law of the State of New York.

*     *     *

IN WITNESS WHEREOF, the Borrower has caused this Loan Certificate to be executed in its corporate name by its officer thereunto duly authorized, as of the date hereof.

COLGAN AIR, INC. By:_____________________________ Name: Peter Hunt Title: Vice President

5.2 Terms of Loan Certificate; Drawings.  (a) Prior to the Effective Date, the Borrower shall issue a Loan Certificate to the Lender in an aggregate original principal amount equal to Thirty-Five Million Six Hundred Forty-One Thousand Eight Hundred Forty-Four United States Dollars (US$35,641,844) in respect of Drawings to fund Advances.  The Borrower shall be entitled to make Drawings against the Loan Certificate in accordance with Sections 2.1 and 4.  The Loan Certificate shall bear interest on the unpaid principal amount thereof from time to time outstanding from and including the date thereof until such principal amount is paid in full.  Such interest shall accrue in respect of Drawings to fund Advances with respect to each Interest Period at the Applicable Rate in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date the Loan Certificate is paid in full.  The Interest Periods for the Drawings to fund Advances can vary in accordance with the definitions of Applicable Rate and Interest Period.  Interest shall be payable with respect to the first but not the last day of each Interest Period.   Interest hereunder and under the Loan Certificate shall be calculated on the basis of a year of 360 days and actual number of days elapsed.  The principal of the Drawings to fund Advances shall be due and payable (for the avoidance of doubt without Break Amount) on the applicable Termination Date.

(b) If any sum payable under the Loan Certificate or under the Mortgage falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day; provided that, in the case of principal of and interest hereon payable on an Interest Payment Date, if by virtue of such extension such payment would fall in the next succeeding month, such sum shall be payable on the next preceding Business Day.

(c) The Loan Certificate shall bear interest at the Past Due Rate on any principal thereof and, to the extent permitted by applicable law, interest (other than interest accrued at the Past Due Rate) and other amounts due thereunder and hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender.

(d) The Loan Certificate shall be executed on behalf of the Borrower by one of its authorized officers.  A Loan Certificate bearing the signatures of individuals who were at any time the proper officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Loan Certificate or did not hold such offices at the respective dates of such Loan Certificate.  No Loan Certificate shall be issued hereunder except that provided for in Section 5.2(a), and any Loan Certificate issued in exchange or replacement therefor pursuant to the terms of this Agreement.

5.3 [Intentionally Omitted].

5.4 Distribution of Funds Received.  (a)  Provided that no Event of Default has occurred and is then continuing, each installment of interest payable on the Loan Certificate shall be applied as soon as possible on or after the date that such amount is received and becomes immediately available to the Lender:

First, to the Lender to the payment in full of the aggregate amount of interest due under the Loan Certificate in an amount equal to (i) accrued interest at the rate provided in the Loan Certificate, (ii) any overdue interest thereon, and (iii) Break Amount, if any; and

Second, the balance, if any, thereof thereafter remaining to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

(b) Provided that no Event of Default has occurred and is then continuing, on the Termination Date in respect of any or all of the Aircraft, each payment made by the Borrower as repayment of Drawings in respect of such Termination Date shall be distributed as promptly as possible on or after the date that such amount is received and becomes immediately available to the Lender:

First, to the Lender to the payment in full of the aggregate amount of interest due under the Loan Certificate in respect of such Aircraft or all Aircraft, as applicable, being in an amount equal to (i) accrued interest at the rate provided in the Loan Certificate, and (ii) any overdue interest thereon plus the Break Amount, if any, due to the Lenders in respect of such payment;

Second, to the Lender to the payment in full of the outstanding principal amount of the Drawings in respect of such Aircraft or all Aircraft, as applicable, made by the Lender which is being repaid; and

Third, the balance, if any, thereof thereafter remaining to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

(c) Upon any partial repayment of the Loan Certificate pursuant to Section 5.11(a) hereof, the amount paid by Borrower shall be applied against the amounts which Borrower is obligated to pay in connection with such prepayment pursuant to Section 5.11(a).

(d) After an Event of Default shall have occurred, and so long as such Event of Default shall be continuing, all amounts received by the Lender hereunder and all proceeds resulting from a sale of any of the Collateral shall be applied in the following order of priority:

First, to the extent not theretofore paid by or on behalf of the Borrower, to pay all costs and expenses of the Lender incurred in connection with the performance of its duties hereunder or under any other Operative Document, including reasonable attorneys’ fees and expenses, and all reasonable costs and expenses incurred by the Lender in connection with its entering upon, taking possession of, holding, operating, managing, selling or otherwise disposing of the Collateral or any part thereof, any and all Taxes, assessments or other charges of any kind prior to the Lien of any Operative Document that the Lender determined in good faith to pay or be paid, and all reasonable amounts payable to the Lender hereunder or under any of the Operative Documents in respect of any indemnities or other obligations of the Borrower;

Second, to the Lender to the payment of any other amount, indebtedness or obligations (other than principal and interest) due and payable to the Lender under any Operative Documents, including, without limitation, the Fees and Break Amount, if any;

Third, to the Lender to the payment of accrued and unpaid interest (including interest on account of overdue payments of principal and interest) then due the Lender under this Agreement or the Loan Certificate;

Fourth, to the Lender to the payment in full of the principal amount of the Loan Certificate; and

Fifth, to the Lender to the payment of all amounts due and payable under any Other Operative Document;

Sixth, the balance, if any, thereof thereafter remaining, to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

5.5 Method of Payment.  Principal, interest and other amounts due hereunder or under the Loan Certificate or in respect hereof or thereof shall be payable in Dollars in immediately available funds prior to 10:00 a.m., New York time, on the due date thereof, to the Lender at such account specified in Schedule I hereto (or such other account as shall be notified by Lender to Borrower).

        All such payments by the Borrower shall be made free and clear of and without reduction on account of all wire and other like charges.  Prior to the due presentment for registration of transfer of the Loan Certificate, the Borrower may deem and treat the Person in whose name the Loan Certificate is registered on the Certificate Register as the absolute owner of the Loan Certificate for the purpose of receiving payment of all amounts payable with respect to the Loan Certificate and for all other purposes whether or not the Loan Certificate shall be overdue, and the Borrower shall not be affected by any notice to the contrary.

5.6 Termination of Interest in Collateral.  The Lender shall have no further interest in, or other right with respect to, the Collateral with respect to any Aircraft, provided no Default or Event of Default has occurred and is continuing, when and if the principal amount of, Break Amount on, if any, interest on and other amounts due under all Drawings in relation to such Aircraft held by the Lender and all other sums due to the Lender hereunder and under the other Operative Documents in respect of such Aircraft shall have been paid in full; provided, however, that the interests and rights of the Lender in and with respect to the mortgage and security interests created by the Mortgage shall continue (except with respect to an Aircraft as to which the related Drawings have been repaid) after all such amounts have been paid in full so long as the Commitments have not terminated.  Upon payment in full of any Drawings relating to an Aircraft as contemplated hereby and provided no Event of Default shall have occurred and be continuing, the Lender shall release that portion of the Collateral which relates solely to the applicable Aircraft from the Lien of the Mortgage.

5.7 Registration, Transfer and Exchange of Loan Certificate.  The Lender agrees with the Borrower that the Lender shall keep a register (herein sometimes referred to as the “Certificate Register”) in which provision shall be made for the registration of Loan Certificate.

        Prior to the due presentment for registration of the transfer of the Loan Certificate, the Borrower shall deem and treat the person in whose name the Loan Certificate is registered on the Certificate Register as the absolute owner of the Loan Certificate, and the Lender for the purpose of receiving payment of all amounts payable with respect to the Loan Certificate, and for all other purposes whether or not the Loan Certificate is overdue, and the Borrower shall not be affected by notice to the contrary.

        The Certificate Register shall be kept at the office of the Lender set forth in this Agreement or at the office of any successor Lender, and the Lender is hereby appointed “Certificate Registrar” for the purpose of registering Loan Certificates and transfers of Loan Certificates as herein provided.

        Upon surrender for registration of transfer of the Loan Certificate at the office of the Lender set forth in this Agreement and upon delivery by the Lender to the Borrower of such surrendered Loan Certificate, the Borrower shall execute, in the name of the designated transferee or transferees, one or more new Loan Certificates of a like aggregate principal amount.

        The Lender may assign to any assignee an interest in the Loan Certificate held by it and the Lender shall register in the name of such assignee such interest in the Loan Certificate and thereafter such assignee shall be a Lender for all purposes of the Operative Documents (subject to any limitations in the instrument of assignment).

      All Loan Certificates issued upon any registration of transfer or exchange of Loan Certificates shall be the valid obligations of the Borrower evidencing the same obligations, and entitled to the same security and benefits under the Mortgage and this Agreement, as the Loan Certificate surrendered upon such registration of transfer.

        The Lender may transfer the Loan Certificate to any Person.  The Borrower shall treat the Person in whose name each Loan Certificate is registered on the Certificate Register as the Lender with respect thereto for all purposes hereof until due presentment for registration of transfer as provided in this Section 5.7.

      The Lender shall give the Borrower notice of such transfer of a Loan Certificate under this Section 5.7.

5.8 Mutilated, Destroyed, Lost or Stolen Loan Certificates.  If any Loan Certificate shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the Lender, execute and deliver in replacement thereof, a new Loan Certificate, in the same principal amount, dated the date of such Loan Certificate and designated as issued under the Mortgage.

If the Loan Certificate being replaced has become mutilated, such Loan Certificate shall be furnished to the Borrower by the Lender.

If the Loan Certificate being replaced has been destroyed, lost or stolen, the Lender shall furnish to the Borrower such security or indemnity as may be reasonably required by Borrower to hold the Borrower harmless and evidence satisfactory to the Borrower of the destruction, loss or theft of such Loan Certificate and of the ownership thereof, provided, however, that if the Lender is an original party to this Agreement or an Affiliate thereof, the written notice of such destruction, loss or theft and such ownership and the written undertaking of the Lender delivered to the Borrower to hold harmless the Borrower in respect of the execution and delivery of such new Loan Certificate shall be sufficient evidence, security and indemnity.

5.9 Payment of Expenses on Transfer.  Upon the issuance of a new Loan Certificate or new Loan Certificates pursuant to Section 5.7 or 5.8, the Borrower may require from the party requesting such new Loan Certificate or Loan Certificates payment of a sum sufficient to reimburse the Borrower for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Borrower, and any out of pocket expenses, including legal fees (for external counsel) incurred, of the Borrower.

5.10 Prepayment.  (a)  Upon the occurrence of a cancellation of the Bombardier Purchase Agreement with respect to any or all of the Aircraft for any reason whatsoever, the aggregate outstanding principal amount of all Drawings relating to the affected Aircraft shall become due and payable, and the Borrower shall immediately prepay the Loan Certificate to the extent of such Drawings, together with accrued interest thereon to the date of prepayment plus any Break Amount and all other amounts due thereunder and hereunder and under the other Operative Documents with respect to such Aircraft to the Lender.

(b) On the second Business Day prior to the occurrence or anticipated occurrence of a Pinnacle Event, the Requisite Portion of the Facility Amount shall become due and payable, and the Borrower shall immediately prepay the Loan Certificate in an amount equal to the Requisite Portion of the Facility Amount (provided that if, at the time of such prepayment, the Requisite Portion of the Facility Amount exceeds the aggregate outstanding principal amount of all Drawings, then the principal amount to be prepaid shall equal the aggregate outstanding principal amount of all Drawings), together with accrued interest thereon to the date of prepayment plus any Break Amount and all other amounts due thereunder and hereunder and under the other Operative Documents with respect to such Aircraft to the Lender.  Any prepayment under this Section 5.10(b) shall be applied on a pro rata basis to the aggregate principal amount of all Drawings.

(c) In the event that the Lender is entitled to a payment under Section 5.12 or Section 8.2, the Borrower and the Lender shall cooperate for a period of 60 days to:

(i) first, restructure the Drawings for the Lender so as to eliminate the need for any such payment (it being agreed that the Lender shall have no obligation to proceed with such restructuring to the extent such restructuring would:

(1) result in an adverse regulatory consequence for the Lender; or

(2) involve any unreimbursed or unindemnified cost for the Lender; or

(3) be inconsistent with the Lender’s internal policies); or

(ii) if no restructuring can be arranged, attempt, with the Borrower acting as marketing agent, to find an entity reasonably satisfactory to the Lender to purchase the Loan Certificate and assume the Lender’s Commitment.

The Lender shall be paid (by the purchasing entity or the Borrower) the outstanding principal balance of the Loan Certificate, all accrued and unpaid interest thereon, any Break Amount incurred (calculated as if such purchase were a prepayment of the Loan Certificate) and all other amounts owed to the Lender under any Operative Document as a condition precedent to such purchase.

In the event the Borrower is unable to find a purchaser of the Loan Certificate, then, so long as no Default or Event of Default shall have occurred and be continuing on at least 5 Business Days’ prior written notice, the Borrower may prepay on the date specified in its notice of prepayment, in whole the Loan Certificate at the principal amount thereof together with accrued and unpaid interest thereon to the date of prepayment plus the Break Amount, if any and all other amounts due to the Lender hereunder, thereunder and under the other Operative Documents.

(d) In the event that the Lender receives a refund directly from Bombardier or that Borrower or any other person receives from Bombardier any amounts in either case under the Bombardier Purchase Agreement relating to the Aircraft, a principal amount of the Drawings (and any Break Amount related thereto) relating to such Aircraft equal to such refund shall become immediately due and payable.

(e) Any notice of prepayment delivered pursuant to Section 5.10(c) shall be irrevocable and shall identify the amount to be prepaid and the Drawings relating to an Aircraft subject to prepayment (if applicable).

(f) Voluntary Prepayment.  So long as no Event of Default has occurred and is continuing, the Borrower may, at any time after the first Interest Payment Date and upon thirty (30) days’ irrevocable written notice to the Lender, prepay on the date specified in such notice in whole, or in part, the Advances then outstanding, provided that any partial prepayment shall be in an amount at least equal to an Advance.  Each prepayment will be applied to repayment of installments in inverse order of maturity.  Amounts prepaid under this Section 5.10(f) shall not be available for re-borrowing.

5.11 Provisions Relating to Prepayment.  (a)  In connection with any prepayment to be made pursuant to Section 5.10 above, the principal amount of the Loan Certificate so to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Break Amount, if any, shall become due and payable on the applicable prepayment date.

(b) On the date fixed for prepayment under Section 5.10, immediately available funds in Dollars shall be deposited by the Borrower in the account of the Lender at the place and by the time and otherwise in the manner provided in Section 5.5, in an amount equal to the principal amount of Loan Certificate to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Break Amounts, if any and all other amounts due to the Lender under the Operative Documents.

(c) The Lender shall furnish to the Borrower a certificate setting forth the Break Amount due to the Lender, which certificate shall be presumptively correct.

5.12 Increased Costs.  (a)  The Borrower shall pay directly to the Lender from time to time such amounts as the Lender may determine to be necessary to compensate the Lender for any increase in actual costs that the Lender reasonably determines are attributable to its making or maintaining of its Commitment or the loans evidenced by the Loan Certificate or funding arrangements utilized in connection with such loans, or any reduction in any amount receivable by the Lender hereunder in respect of any of its Commitments, such loans or such arrangements (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that:

(i) imposes any Tax that is the functional equivalent of any reserve, special deposit or similar requirement of the sort covered by Section 5.12(a)(ii); or

(ii) imposes or modifies any reserve, special deposit or similar requirements (including any Reserve Requirement) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Lender (including, without limitation, any of such loans or any deposits referred to in the definition of “LIBOR” in Annex A), or any such obligations; or

(iii) imposes any other condition affecting this Agreement or the Loan Certificate (or any of such extensions of credit or liabilities) or any such obligation.

(b) Without limiting the effect of the foregoing provisions of this Section 5.12 (but without duplication), the Borrower shall pay directly to the Lender from time to time on request such amounts as the Lender may reasonably determine to be necessary to compensate the Lender (or, without duplication, the holding company of which the Lender is a subsidiary) for any increase in actual costs that it determines are attributable to the maintenance by the Lender (or any lending office or such holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) of any court or governmental or monetary authority following:

(i) any Regulatory Change; or

(ii) implementing any risk-based capital guideline or other similar requirement hereafter issued by any government or governmental or supervisory authority, of capital in respect of its Commitments or the Loan Certificate or funding arrangements utilized in connection with the Loan Certificate; such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of the Lender (or any lending office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request.

(c) The Lender shall notify the Borrower of any event occurring after the date of this Agreement entitling the Lender to compensation under Sections 5.12(a) or (b) as promptly as practicable, but in any event within 60 days after the Lender obtains actual knowledge thereof, provided that, the Lender will use commercially reasonable efforts (at the Borrower’s expense) to mitigate the amount of the Additional Costs associated with such event, including designating a different lending office for the Loan Certificate if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Lender, result in any economic, legal or regulatory disadvantage to the Lender (other than economic disadvantages for which the Borrower agrees to indemnify the Lender and which indemnity is acceptable to the Lender in its discretion acting reasonably based on its credit assessment of the Borrower).

(d) The Lender will furnish to the Borrower an officer’s certificate setting forth in reasonable detail:

(i) the events giving rise to such Additional Costs;

(ii) the basis for determining and allocating such Additional Costs; and

(iii) the amount of each request by the Lender for compensation under Sections 5.12(a) or (b) (subject, however, to any limitations the Lender may require in respect of disclosure of confidential information relating to its capital structure), together with a statement that the determinations and allocations made in respect of the Additional Costs comply with the provisions of this Section 5.12.

Determinations and allocations by the Lender for purposes of this Section 5.12 of the effect of any Regulatory Change pursuant to Section 5.12(a), or of the effect of capital maintained pursuant to Section 5.12(b), on its costs or rate of return of maintaining its Commitment or the Loan Certificate or its funding, or on amounts receivable by it in respect of the Loan Certificate, and of the amounts required to compensate the Lender under this Section 5.12, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis and, in the case of allocations, are made fairly.

(e) The Borrower shall not be required to make payments under this Section to the Lender if (i) a claim hereunder arises through circumstances peculiar to the Lender and which do not affect commercial lenders in the same jurisdiction generally; (ii) the Lender is required by Section 5.12(f) to sell the Loan Certificate to a designated purchaser (which may be the Borrower) but fails to do so (other than as a result of such designated purchaser failing to purchase the Loan Certificate); (iii) the Lender is not also seeking indemnification against similar increased costs, to the extent it is entitled to do so, in transactions with substantial borrowers (it being agreed that an officer’s certificate to the contrary from any the Lender shall constitute conclusive evidence of such fact); or (iv) the claim arises out of a voluntary relocation by the Lender of its lending office (it being understood that any such relocation effected pursuant to this Section 5.12 is not “voluntary”).

(f) If the Lender gives notice of a claim against the Borrower under Section 5.12(c), the Borrower shall have the right by notice to the Lender to request the Lender to sell, without representation or warranty (except for its own acts), the Loan Certificate on a Business Day not fewer than ten days after the giving of such notice (the “Purchase Date”) to a Person (which may be the Borrower) designated by the Borrower (the “Purchaser”) at a purchase price equal to either (A) the sum of (i) the aggregate outstanding principal amount of the Loan Certificate, plus (ii) accrued interest to the Purchase Date, plus (iii) any Break Amount as if the Loan Certificate was being prepaid pursuant to Section 5.10, plus (iv) all other amounts owing to the Lender under the Operative Documents, or (B) a lesser amount than the preceding clause (A), so long as the Borrower pays an additional amount sufficient to cover the amount of such shortfall (as compared to such clause (A)).

5.13 Illegality.  Notwithstanding any other provision of this Agreement or the Mortgage, if the Lender (the “Illegal Lender”) shall notify any of the parties hereto that the introduction after the date of this Agreement of or any change after the date of this Agreement or any other Operative Document in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Lender to make, fund or allow to remain outstanding the Loan Certificate, then the Lender shall, promptly after becoming aware of the same, deliver to the Borrower a certificate to that effect, and the Borrower shall attempt to cure such illegality and in the event such illegality shall not have been cured, on or before the earlier of (a) the next Interest Payment Date or (b) thirty (30) days following such notification, the Borrower shall immediately prepay the aggregate outstanding principal amount of the Loan Certificate in full, together with accrued interest thereon to the date of prepayment plus all the Break Amount, if any and all other amounts due thereunder and hereunder and under the other Operative Documents to such Illegal Lender.

Section 6. Extent of Interest of Lenders.  The Lender shall not have any further interest in, or other right with respect to, the Collateral when and if the principal and interest on the Loan Certificate, any Break Amount and all other sums payable to the Lender hereunder, under the Mortgage and under the Loan Certificate shall have been paid in full, provided, however, that the interests and rights of the Lender in and with respect to the Collateral shall continue after all such amounts have been paid in full so long as the Commitments have not terminated.  Upon such termination, the Lender will take such steps as reasonably requested by the Borrower and at the Borrower’s expense related to the release of such liens.

Section 7. Borrower’s Representations and Warranties.  The Borrower represents and warrants that on the date hereof and on each Borrowing Date:

(a) the Borrower is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Virginia; is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except where the failure, in each case, to be so qualified would not have a Material Adverse Effect; is a U.S. Air Carrier; has its “location” (as such term is defined in Article 9 of the Uniform Commercial Code) in the State of Virginia; and has the corporate power and authority to purchase the Aircraft under the Bombardier Purchase Agreement and to enter into and perform its obligations under the Operative Documents to which it is a party;

(b) the execution, delivery and performance by the Borrower of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower except such as have been duly obtained and are in full force and effect, and none of the execution, delivery or performance by the Borrower of such Operative Documents contravenes any law, judgment, government rule, regulation or order binding on the Borrower or the Certificate of Incorporation or By-laws of the Borrower or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected;

(c) neither the execution and delivery by the Borrower of the Operative Documents to which it is a party nor the performance by the Borrower of its obligations thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Federal, state or foreign government authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by the Borrower, which orders, permits, waivers, exemptions, authorizations and approvals, if any, concurrently required to be obtained and in full force and effect have been duly obtained and are in full force and effect except for those orders, permits, waivers, exemptions, authorizations and approvals the failure to obtain which would not have a Material Adverse Effect, and (B) any filings, registrations or applications specifically described in this Agreement (the items referred to in (A) and (B) collectively referred to as “Permits”);

(d) the Operative Documents to which the Borrower is a party each constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms thereof except as such enforceability may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally;

(e) there is no pending or (to the Borrower’s knowledge) threatened action or proceeding before any court, arbitrator or administrative agency that individually (or in the aggregate in the case of any group of related lawsuits) is expected by the Borrower to have a Material Adverse Effect;

(f) except for the filing of financing statements (and continuation statements at periodic intervals) with respect to the interests created by such documents under the Uniform Commercial Code of Virginia, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the first mortgage Lien on the Collateral in favor of the Lender pursuant to the Mortgage;

(g) there has not occurred any event which constitutes a Default or an Event of Default which is presently continuing;

(h) the statements of financial position of each of the Borrower and Guarantor as of December 31, 2007, and the related statements of earnings and cash flow of each of the Borrower and Guarantor in all material respects for the year then ended, copies of which have been furnished to the Lender, fairly present the financial condition of each of the Borrower and Guarantor and subsidiaries of each, respectively, at such date and the results of operations and cash flow of the Borrower and Guarantor for the period ended on such date, in accordance with generally accepted accounting principles consistently applied, and since December 31, 2007, there has been no material and adverse change in the financial or operational condition of the Borrower or the Guarantor and no event or circumstance has occurred which would have a Material Adverse Effect;

(i) the Borrower has provided to the Lender a true, accurate and complete copy of the Bombardier Purchase Agreement and the Bombardier Purchase Agreement is in full force and effect and neither the Borrower nor, to the knowledge of the Borrower, Bombardier is in default of any of its material obligations thereunder.  Except as contemplated by the Mortgage, the Borrower has neither assigned nor granted any Lien in its rights under the Bombardier Purchase Agreement in respect of any of the Aircraft or the Engines;

(j) the issuance of the Loan Certificate to the Lender will not require registration of the Loan Certificate pursuant to the Securities Act;

(k) the Borrower has filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all taxes shown to be due and payable on such returns or (except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) on any assessment received by the Borrower, to the extent that such taxes have become due and payable, except such returns or taxes as to which the failure to file or pay, as the case may be, could not be reasonably expected to result in a Material Adverse Effect of the Borrower;

(l) the Borrower and its subsidiaries are not:

(i) in default under any indenture, mortgage, lease or credit agreement or under any other agreement or instrument of a material nature to which the Borrower or its subsidiaries is now a party or by which it is bound, and no event has occurred and is continuing which, under the provisions of any such indenture, mortgage, credit agreement or other material agreement or instrument, with the lapse of time or the giving of notice, or both, would constitute a default thereunder; or

(ii) in violation of any law, order, injunction, decree, rule or regulation applicable to the Borrower of any court or administrative body, which default or violation would reasonably be expected to materially and adversely affect the operations or financial condition of the Borrower or the Borrower’s ability to execute, deliver and perform its obligations under the Operative Documents;

(m) the Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940;

(n) none of the information furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(o) no part of the proceeds of any Drawing hereunder will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve, including Regulations U and X;

(p) the Lender has, or will have upon the filing of necessary UCC-1 financing statements in Virginia, a duly perfected first priority security interest in the Collateral;

(q) the Collateral is free and clear of all Liens (except Liens contemplated in and otherwise permitted by the Mortgage);

(r)      (i)            there are no pre-delivery deposit payments or other advances with respect to any Aircraft other than the Advances listed on Schedule II;

(ii) the Borrower has paid in full all Advances which have become due and owing with respect to the Aircraft (including, without limitation, the Advances due and payable upon the execution of the Bombardier Purchase Agreement) and has not received, directly or indirectly, any refund or credit from Bombardier with respect to any portion thereof; and

(iii) Schedule II sets forth in full and accurate detail, with respect to each Aircraft:

(1) the aggregate amount of Advances made by the Borrower prior to the date hereof (net of any and all refunds and credits received from Boeing prior to the date hereof) with respect to such Aircraft;

(2) the scheduled dates and amounts of each Advance due with respect to such Aircraft after the date hereof; and

(3) the scheduled delivery month for such Aircraft;

(s) [***];

(t) The Borrower is in compliance with all applicable laws, regulations and requirements of governmental authorities (including environmental laws) applicable to it or its properties and all material agreements, charges and other instruments binding upon it or its property, other than (except in the case of laws relating to corruption and bribery) such noncompliance as would not reasonably be expected to have a Material Adverse Effect; and

(u) There has been no material adverse change to the Capacity Purchase Agreement, the Capacity Purchase Agreement remains in full force and effect and the Capacity Purchase Agreement has been expanded to include the Aircraft for which an Advance is being funded as of the applicable Borrowing Date.

Section 8. Indemnities.

8.1 General Indemnity.  Subject to the next following paragraph, the Borrower hereby agrees to indemnify each Indemnitee against, and agrees to protect, save and keep harmless each of them from any and all Expenses imposed on, incurred by or asserted against any Indemnitee arising out of or directly resulting from:

(a) the operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale of an Aircraft, Airframe or Engine, or any engine used in connection with any Airframe or any part of any of the foregoing, any lessee or any other Person whatsoever, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, non-use, modification, alteration, sale or return including environmental control, noise and pollution laws, rules or regulations;

(b) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of an Aircraft, Airframe or Engine, any engine used in connection with any Airframe, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement;

(c) any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement to be performed, or other obligation of the Borrower under any of the Operative Documents, or the falsity of any representation or warranty of the Borrower in any of the Operative Documents;

(d) the offer, sale and delivery by the Borrower or anyone acting on behalf of the Borrower of the Loan Certificate or successor debt obligations issued in connection with the refunding or refinancing thereof (including, without limitation, any claim arising out of the Securities Act, the Securities Exchange Act of 1934, as amended, or any other federal or state statute, law or regulation, or at common law or otherwise relating to securities (collectively “Securities Liabilities”)) (the indemnity provided in this Section 8.1(d) to extend also to any Person who controls an Indemnitee, its successors, assigns, employees, directors, officers, servants and agents within the meaning of Section 15 of the Securities Act); and

(e) purchasing any Aircraft following an Event of Default, including any costs incurred after purchasing such Aircraft and prior to resale of such Aircraft and the recovery of all other amounts owing hereunder following an Event of Default under the Mortgage or the enforcement against the Borrower of any of the terms thereof (including, without limitation, Section 3 of the Mortgage).

The foregoing indemnity shall not extend to any Expense of any Indemnitee to the extent attributable to one or more of the following:

(a) acts or omissions involving the willful misconduct or gross negligence of such Indemnitee or any Person acting on behalf of such Indemnitee;

(b) any Tax, or increase in Tax liability under any Tax law (such matter being subject to the indemnity in Sections 8.2 and 8.3); provided, however, that this clause (b) shall not apply to Taxes taken into consideration in making any payments on an after-Tax basis;

(c) except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to the performance by the Borrower of its obligations pursuant to the terms of the Operative Documents) that occur after the Mortgage is required to be terminated in accordance with Section 8.1 of the Mortgage; provided, that nothing in this clause (c) shall be deemed to exclude or limit any claim that any Indemnitee may have under applicable law by reason of an Event of Default or for damages from the Borrower for breach of the Borrower’s covenants contained in the Operative Documents or to release the Borrower from any of its obligations under the Operative Documents that expressly provide for performance after termination of the Mortgage;

(d) to the extent attributable to any transfer (voluntary or involuntary) by or on behalf of such Indemnitee of the Loan Certificate or interest therein, except pursuant to the exercise of remedies under any Operative Document, as otherwise contemplated in the Operative Documents;

(e) to the extent attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Document;

(f) to the extent attributable to the failure by such Indemnitee or any related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Document;

(g) to the extent attributable to the offer or sale by such Indemnitee or any related Indemnitee of any interest in the Collateral, the Loan Certificate, or any similar interest in violation of the Securities Act or other applicable federal, state or foreign securities laws (other than any thereof caused by acts or omissions of the Borrower);

(h) other than during the continuation of an Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any Operative Document other than such as have been requested by the Borrower or as are required by or made pursuant to the terms of the Operative Documents (unless such requirement results from the actions of an Indemnitee not required by or made pursuant to the Operative Documents);

(i) to the extent attributable to any amount which any Indemnitee expressly agrees to pay or such Indemnitee expressly agrees shall not be paid by or be reimbursed by the Borrower; or

(j) for any lien attributable to such Indemnitee or any related Indemnitee.

For purposes of this Section 8.1, a Person shall be considered a “related” Indemnitee with respect to an Indemnitee if such Person is an Affiliate or employer of such Indemnitee, a director, officer, employee, agent, or servant of such Indemnitee or any such Affiliate or a successor or permitted assignee of any of the foregoing.

The Borrower further agrees that any payment or indemnity pursuant to this Section 8.1 in respect of any “Expense” shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any federal, state, or local government or taxing authority in the United States, or under the laws of any other country or any taxing authority or governmental subdivision of such country, or any territory or possession of the United States, or any international authority, shall be equal to the amount of such Expense the recipient would have received in the absence of the imposition of such Taxes.

If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee shall after receiving such notice give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder except to the extent that the Borrower is prejudiced as a result of the failure to give such notice, and no payment by the Borrower to an Indemnitee pursuant to this Section 8.1 shall be deemed to constitute a waiver or release of any right or remedy which the Borrower may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Borrower such notice.

The Borrower shall be entitled, at its sole cost and expense, so long as the Borrower has acknowledged in writing its responsibility for such Expense hereunder:

(a)           in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof,

(b)           in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its reasonable efforts to obtain such severance), and

(c)           in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee and to be allowed, at the Borrower’s sole expense, to participate therein.

The Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Borrower pursuant to the preceding provisions.  Notwithstanding any of the foregoing, the Borrower shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if any Event of Default shall have occurred and be continuing, if such proceedings will involve a material risk of the sale, forfeiture or loss of any portion of the Collateral unless the Borrower shall have posted a bond or other security reasonably satisfactory to the relevant Indemnitee with respect to such risk or if such proceedings could entail any risk of criminal liability being imposed on such Indemnitee.

The Indemnitee shall supply the Borrower with such information reasonably requested by the Borrower as is necessary or advisable for the Borrower to control or participate in any proceeding to the extent permitted by this Section 8.1.  Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 8.1.

The Borrower shall supply the Indemnitee with such information reasonably requested by the Indemnitee as is necessary or advisable for the Indemnitee to control or participate in any proceeding to the extent permitted by this Section 8.1.

Notwithstanding any other provision of this Section 8.1 to the contrary, in the case of any Expense indemnified by the Borrower hereunder which is covered by a policy of insurance maintained by the Borrower, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

To the extent of any payment of any Expense pursuant to this Section 8.1, the Borrower, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto.  The Indemnitee agrees to give such further assurances or agreements and to cooperate with the Borrower to permit the Borrower to pursue such claims, if any, to the extent reasonably requested by the Borrower.

In the event that the Borrower shall have paid an amount to an Indemnitee pursuant to this Section 8.1, and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay the Borrower the amount of such reimbursement, including interest received attributable thereto (but net of costs, if any, of recovery of such amounts), provided that no Default or Event of Default has occurred and is continuing.

8.2 General Tax Indemnity.  Whether or not any of the transactions contemplated hereby shall be consummated, the Borrower agrees to pay, indemnify and hold each Indemnitee harmless from, all Taxes imposed against any Indemnitee, by any taxing authority upon or with respect to any of the foregoing, or upon or relating to or measured by (i) the operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale of any Aircraft, Airframe or Engine, or any engine used in connection with any Airframe or any part of any of the foregoing by the Borrower, any lessee of the Borrower or any other Person acting by or on behalf of the Borrower whatsoever, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possessions, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, sale or return including environmental control, noise and pollution laws, rules or regulations; (ii) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of any Aircraft, Airframe or Engine, any engine used in connection with any Airframe, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement; or (iii) upon the rentals, receipts or earnings arising therefrom, or upon or with respect to the Borrower, or upon the Loan Certificate or other sums payable thereunder or under or on or with respect to the Operative Documents or any sums payable thereunder, the execution and delivery of this Agreement or any other Operative Document, or otherwise with respect to the transactions contemplated by the Operative Documents, provided that the foregoing indemnity shall not apply:

(i) In the case of any Indemnitee, to any Taxes imposed by any taxing authority on, based on, or measured by, the income (whether denominated an income or a franchise Tax), receipts, capital, net worth, excess profits, or items of tax preference, including minimum Taxes and withholding Taxes measured by income of such Indemnitee from, upon or with respect to the Aircraft or the transactions contemplated hereby, provided, however, that this clause (i) shall not exclude (A) any Taxes imposed by any taxing authority which are sales, use, value-added, rental, excise, license, ad valorem or property taxes or (B) any Taxes (other than U.S. federal, state or local income taxes) imposed by any taxing authority due to (y) the place of incorporation, commercial domicile, or other presence in such jurisdiction of the Borrower or any user of or person in possession of any Aircraft or any part thereof (or any affiliate of such person), or (z) any payments made under any of the Operative Documents being made from the jurisdiction imposing such Taxes or (C) any Taxes to the extent covered by Section 8.3 below;

(ii) Any Taxes imposed on an Indemnitee (A) to the extent resulting from the gross negligence or willful misconduct of such Indemnitee or any Person acting on behalf of such Indemnitee or (B) to the extent resulting from the material falsity or material inaccuracy of any representation or warranty of any Indemnitee or any material misrepresentation or material breach of contract of any Indemnitee made in connection with or arising under any of the Operative Documents;

(iii) Any Taxes imposed on an Indemnitee for the sale of any Aircraft, Airframe or Engine after an Indemnitee has purchased such Aircraft, Airframe or Engine pursuant to Section 4 of the Mortgage and the Consent and Agreement;

(iv) Any Taxes imposed on an Indemnitee arising from the acts or omissions of any Person in respect of any Aircraft, Airframe, Engine, engine or part thereof incurred in connection with or following the exercise of any remedies under the Mortgage;

(v) Any Tax imposed as a result of a transfer or disposition by an Indemnitee of all or any portion of its interest in the Loan Certificate, or any Operative Document or any interest in an Indemnitee, unless in each case pursuant to an exercise of remedies in the case of an Event of Default or pursuant to Sections 5.12(f) or 8.3(d) hereof;

(vi) Any Tax imposed on the Lender based on or measured by any fees received by the Lender in connection with any transaction contemplated by the Operative Documents;

(vii) Any Tax imposed on or with respect to a transferee (or subsequent transferee) of an original Indemnitee to the extent such Tax, under applicable law in effect on the date of such transfer, would not have been imposed on or with respect to such original Indemnitee, unless in each case pursuant to an exercise of remedies in the case of an Event of Default or pursuant to Section 8.3(d) hereof;

(viii) Any Tax imposed on an Indemnitee to the extent such Tax would not have been imposed but for a present or future connection between such Indemnitee or any Affiliate thereof and the jurisdiction imposing such Taxes (including, without limitation, the Indemnitee or an Affiliate thereof being or having been a citizen or resident thereof, or having been organized, present or engaged in a trade or business therein, or having, having had, a permanent establishment or fixed place of business therein), other than a connection arising by reason of the transactions contemplated by the Operative Documents or the operation, presence, storage or use of the Aircraft, Airframe, Engine or any part thereof or the presence, activity or other matter of or in respect of the Borrower;

(ix) Any Tax imposed on any Indemnitee under Section 4975 of the Code or under subtitle B of ERISA or equivalent state law as a result of the use by such Indemnitee or any of its Affiliates of the assets of an “employee benefit plan” (as defined in Section 3(3) of ERISA) to fund the Loan Certificate or otherwise to acquire any interest in the Loan Certificates; or

(x) Any Tax imposed on an Indemnitee that is incurred as a result of a change by such Indemnitee of its lending office, unless such change is effected pursuant to Section 8.3(d) hereof.

8.3 Withholding Taxes.

(a) Except as provided in this Section 8.3, the Borrower shall have no liability to the Lender in the event any withholding Tax is imposed on payments made to the Lender pursuant to this Agreement, the other Operative Documents, or in respect of the Loan Certificate.

(b) Notwithstanding anything to the contrary contained herein or any other Operative Document, the Borrower agrees that any payment made to or for the benefit of the Lender with respect to interest, principal, Break Amount or other amounts payable pursuant to this Agreement and the other Operative Documents on or with respect to the Loan Certificate (it being understood, including amounts payable pursuant to Section 5.12 hereof) shall be free of all withholdings or deductions with respect to United States federal income withholding Taxes (“U.S. Withholding Taxes”), and in the event that the Borrower shall be required by applicable law to make any such withholding or deduction for any such U.S. Withholding Taxes (a) the Borrower shall pay to the Lender an additional amount so that after making all required withholdings or deductions for U.S. Withholding Taxes from such payment the Lender receives the same amount it would have received had no such withholdings or deductions been required, (b) the Borrower shall make all such withholdings or deductions, (c) the Borrower shall pay such amount withheld or deducted to the Internal Revenue Service in accordance with applicable law, and (d) shall indemnify the Lender in respect of such U.S. Withholding Taxes; provided, however, that the Borrower shall only have an obligation under this Section 8.3 for U.S. Withholding Taxes to the extent (i) that the Lender is the initial Lender hereunder, (ii) that the Lender is a Treaty Lender and such U.S. Withholding Taxes result from a change in law, the Tax treaty between the United States and Austria, Canada, France, Germany, Ireland, the Netherlands or the United Kingdom (each, a “Specified Jurisdiction”), or interpretation of either thereof that occurs on or after the date the Lender acquires its interest in the Loan Certificate, or (iii) that the Lender is a lender whose interest income from the transactions contemplated by the Operative Documents is income effectively connected with the conduct of a United States trade or business and such U.S. Withholding Taxes result from a change in law, the relevant Tax treaty, or interpretation of either thereof that occurs on or after the date the Lender acquires its interest in the Loan Certificate.

(c) For purposes of this Section 8.3, the term “Treaty Lender” shall mean a person who is a resident of a Specified Jurisdiction and entitled to claim the benefits of the income Tax treaty between the United States and such Specified Jurisdiction at the time it acquires its interest in the Loan Certificate.

(d) The Lender agrees to investigate alternatives for reducing or avoiding any Taxes indemnifiable pursuant to this Section 8.3 and to use commercially reasonable efforts (at the Borrower’s expense) to avoid or minimize any liability with respect to such Taxes, including, without limitation, by transferring the Loan Certificate to an Affiliate or to a third party or by designating a different lending office of the Lender, if such designation or other action would avoid the need for, or reduce the amount of, any such Taxes; provided, however, that this sentence shall not obligate the Lender to take any action that would, in its reasonable judgment, cause the Lender to incur any economic, legal, or regulatory disadvantage, unless the Borrower agrees to indemnify the Lender therefor in a manner reasonably satisfactory to the Lender.

(e) In addition, the Borrower agrees to pay and indemnify the Lender in respect of any present or future stamp or documentary Taxes or any other license, excise, registration, filing or property Taxes imposed by any governmental authority which arise from (i) the execution, delivery, registration, filing, recording or perfection of any security interest of or in connection with this Agreement or other Operative Documents (other than any such Taxes attributable to a voluntary transfer of the Loan Certificate by the Lender) or (ii) in connection with an Event of Default.

(f) The Borrower further agrees that any payment or indemnity pursuant to this Section 8.3 shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any federal, state, or local government or taxing authority in the United States, or under the laws of any other country or any taxing authority or governmental subdivision of such country, or any territory or possession of the United States, or any international authority, shall be equal to the amount the recipient would have received in the absence of the imposition of such Taxes.

(g) If by reason of (x) any U.S. Withholding Taxes with respect to which a payment or indemnity was made or paid by the Borrower to or on behalf of the Lender under clause (a) of Section 8.3(b), or (y) any additional payments to the Lender pursuant to Section 8.1, 8.2 or Section 8.3(f) with respect to Taxes resulting from payment or indemnification of an Expense or from payment or indemnification pursuant to this Section 8.3 on an after-tax basis, the Lender realizes a net tax savings (by means of a credit, deduction or otherwise), the Lender shall pay to the Borrower, as promptly as practicably after the realization of such net tax saving, the amount of such net tax saving together with any additional tax saving realized as a result of such payment (it being understood that the amount and timing of the realization of such tax saving shall be reasonably determined by the Lender in good faith).

8.4 Interest.  The Borrower will pay to each Indemnitee on demand, to the extent permitted by applicable law, interest on any amount of indemnity not paid when due pursuant to this Section 8 until the same shall be paid, at the Past Due Rate.

Section 9. Covenants of the Borrower.  The Borrower hereby covenants for the benefit of the Lender, as follows:

(a) Borrower Merger.  The Borrower shall not, without the prior written consent of the Lender (such consent not to be unreasonably withheld or delayed), enter into a merger, consolidation, sale or other transaction or series of transactions (whether related or not) to sell, transfer or otherwise dispose of all or any substantial part of its business.

(b) U.S. Air Carrier.  The Borrower covenants and agrees that at all times it will be a U.S. Air Carrier.

(c) Bombardier Purchase Agreement.  The Borrower shall:

(i) duly perform all of its obligations under the Bombardier Purchase Agreement and take all actions necessary to keep them in full force and effect;

(ii) promptly upon acquiring actual knowledge of the same, notify the Lender of any material default (whether by the Borrower, Bombardier or Engine Manufacturer) under or cancellation, termination or rescission or purported cancellation, termination or rescission of the Bombardier Purchase Agreement specifying in reasonable detail the nature of such default, cancellation, rescission or termination;

(iii) not, without the Lender’s prior written consent (such consent not to be unreasonably withheld or delayed), in any way modify, cancel, terminate or amend or consent to the modification, cancellation, termination or amendment of any material terms of the Bombardier Purchase Agreement in respect of the Aircraft against which Drawings are made; and

(iv) not accept delivery of an Aircraft from Bombardier before or concurrently repaying to the Lender all amounts owing in respect of the Drawings relating to that Aircraft.

(d) Further Assurances.  The Borrower covenants and agrees with the Lender as follows:

(i) The Borrower will cause to be done, executed, acknowledged and delivered all and every such further documents and agreements and assurances as reasonably necessary and as the Lender shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; provided that any instrument or other document so executed by the Borrower will not expand any obligations or liabilities, or limit any rights of the Borrower in respect of the transactions contemplated by any Operative Documents;

(ii) The Borrower, at its expense, will take all actions (including the filing of financing statements under the Uniform Commercial Code in all applicable jurisdictions and perfection in any other jurisdiction in relation to any Operative Document) to (A) cause the lien of the Mortgage to at all times be and remain a perfected Lien, (B) establish the priority of the Mortgage with respect to the Collateral, and (C) establish the priority of the Lender’s security interest in the Aircraft to the extent possible or feasible prior to delivery (or when manufacturer’s serial numbers are available in respect of the Airframe and the Engines and the Aircraft are anticipated as being delivered and there is a possibility that such equipment may be delivered by Bombardier before the Lender is repaid the Drawings in respect of an Aircraft).

(iii) The Borrower shall pay all reasonable costs and expenses (including reasonable costs and disbursements of counsel) incurred by the Lender after the date hereof in connection with (A) any supplements or amendments of the Operative Documents (including, without limitation, any related recording costs) (other than any supplement or amendment associated with the syndication or transfer of the Loan Certificate or the sale of participation interests therein), (B) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated), or (C) the enforcement of this Section 9.

(iv) The Borrower will at all times comply with all applicable laws and regulations relating to the Borrower, and its business and the Operative Documents other than (except in the case of laws relating to corruption and bribery) such noncompliance as would not reasonably be expected to have a Material Adverse Effect.

(e) Conduct of Business, Maintenance of Existence.  The Borrower shall and shall cause its subsidiaries, if any, to (i) continue to engage in business of the same general type as conducted by the Borrower and its subsidiaries on the date hereof and (ii) except as expressly permitted by Section 9(a), preserve, renew and keep in full force and effect its respective corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of business of the Borrower and any of its subsidiaries; provided that the Borrower shall not be required to maintain, and shall not be required to cause any of its subsidiaries to maintain, any such rights, privileges or franchises, if the failure to do so could not reasonably be expected to result in a Material Adverse Effect; comply with all contractual obligations and requirements of law, except to the extent that failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect; and comply with the provisions of their respective certificates of incorporation, by-laws and other organizational documents.

(f) Maintenance of Property; Insurance.  The Borrower shall keep all property (other than Aircraft in the possession of third party air carriers) useful and necessary in the respective businesses of the Borrower in good working order consistent with industry standards and condition, normal wear and tear excepted; maintain or cause any lessee to maintain with financially sound and reputable insurance companies insurance on all property material to the business of the Borrower in at least such amounts and against at least such risks (but including in any event public liability and product liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Lender, upon written request, information in reasonable detail as to the insurance carried, together with copies of certificates of insurance and other evidence of such insurance, if any.

(g) Inspection of Property; Books and Records; Discussions.  The Borrower shall keep proper books of records and account in which full, complete and correct entries in conformity with GAAP and shall be made of all dealings and transactions in relation to the Borrower’s and its subsidiaries’ respective business and activities; and permit representatives of the Lender to visit and inspect any of the Borrower’s properties and examine and, to the extent reasonable, make abstracts from any of the Borrower’s non-confidential books and records and to discuss the business, operations, properties and financial and other condition of the Borrower and its subsidiaries with officers and employees of the Borrower, in each case at any reasonable time during normal business hours, upon reasonable notice to a responsible officer of the Borrower, and as often as may reasonably be desired at reasonable intervals, provided that non-disclosure agreements are executed or no non-public information is divulged other than to employees or advisers of the Lender who agree to hold the information confidential or regulatory agencies which oversee the Lender, it being understood that the Borrower is the principal subsidiary of a publicly traded company.

Section 10. Notices.  All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile, or by prepaid courier service, and shall be effective upon receipt.

Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10, notices, demands, instructions and other communications in writing shall be given to or made upon the parties hereto at their addresses (or to their facsimile numbers) as follows:  (a) if to the Borrower, to the addresses set forth in Section 6.6 of the Mortgage, (b) if to the Lender, to the address set forth on Schedule I, or (c) if to any subsequent Lender, addressed to such Lender at its address set forth in the Certificate Register maintained pursuant to Section 5.7.

Section 11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

11.1 This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

11.2 Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

11.3 Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 11.2.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.4 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

11.5 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 12. Invoices and Payment of Expenses.  The Borrower agrees to pay Transaction Expenses (as defined below) promptly, but in no event later than 30 days after, Lender’s billing in respect of such Transaction Expenses.  For the purposes hereof, “Transaction Expenses” means:

(a) with respect to the preparation, negotiation, execution and delivery of this Agreement and the other Operative Documents and the payment or anticipated payment of each Drawing on each Borrowing Date, the reasonable fees, expenses and disbursements of the Lender, including, without limitation, the reasonable fees, expenses and disbursements of Vedder Price P.C., special counsel to the Lender (the fees of Vedder Price P.C. being capped at [***] in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Operative Documents); and

(b) all fees, taxes (including license, documentary, stamp, excise and property taxes) and other charges payable in connection with the recording or filing of instruments and financing statements.

Section 13. Confidentiality.  The Lender covenants and agrees to keep confidential, and not to disclose to any third parties, the Operative Documents and all non-public information received by it from the Borrower, Bombardier or Engine Manufacturer pursuant to the Operative Documents or the Bombardier Purchase Agreement, if any is so delivered, provided that such information may be made available:

(a) to prospective and permitted transferees of the Loan Certificate or the Lender’s interest in the Collateral, who agree to hold such information confidential on the terms provided herein and in the Bombardier Purchase Agreement;

(b) to the Lender’s counsel or independent certified public accountants, independent insurance advisors or other agents who agree to hold such information confidential who agree to hold such information confidential on the terms provided;

(c) as may be required by applicable law or by any statute, court or administrative order or decree or governmental ruling or regulation (or, in the case of the Lender, to any bank examiner or other regulatory personnel);

(d) as may be necessary for purposes of enforcement of any Operative Document;

(e) as may be required pursuant to any requirement that such information be disclosed by virtue of the Lender’s status as an agent of Her Majesty in Right of Canada or by virtue of any law, regulation, order-in-council, court or administrative order, or Canadian government policy or by virtue of any international agreement to which the government of Canada or the Lender is a party, including without limitation, the WTO Subsidies and Countervailing Measures Agreement; or

(f) to the government of Canada.

In addition to the foregoing, the initial Lender may make publicly available (i) the name of the Borrower and the Guarantor, (ii) the financial service provided, (iii) a general description of the commercial transaction, (iv) the amount of the Drawings in approximate Canadian dollar range, (v) the name of the manufacturer of the Aircraft and (vi) the country involved in the transaction.

Section 14. Miscellaneous.

14.1 The representations, warranties, indemnities and agreements of the Borrower provided for in this Agreement and each party’s obligations under any and all thereof, shall survive the expiration or other termination of this Agreement or any other Operative Document, except as expressly provided herein or therein.

14.2 This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties thereto.

14.3 (a)            This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns including each successive holder of the Loan Certificate issued and delivered pursuant to this Agreement or the Mortgage.

(b) The Borrower may not assign any of its rights or obligations under this Agreement or the other Operative Documents except to the extent expressly provided thereby.

(c) In addition to the foregoing:

(i) The Lender may, upon prior notice to Borrower (unless a Default or an Event of Default shall have occurred and is continuing (in which case no prior notice shall be required)) assign the Loan Certificate, in whole or in part to any Person, as provided in Section 5.7, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit C.

(ii) In addition, the Lender may, upon prior notice to Borrower (unless a Default or an Event of Default shall have occurred and is continuing (in which case no prior notice shall be required)) assign, in whole or in part its Commitment to any financial institution, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit C, appropriately modified to relate to the assignment of a Commitment.

(iii) Effective upon the assignment of any Commitment, the Lender shall be relieved of its obligations in respect of such Commitment to the extent the assignee thereof shall have become obligated in respect thereof.

(iv) Notwithstanding the above, the Lender may not transfer the Loan Certificate or interest therein in violation of the Securities Act or applicable foreign or state securities laws.

(v) In addition to the foregoing, if the Lender desires to assign or transfer any part of the Loan Certificate to a special purpose vehicle (“SPV”), as part of an overall transaction pursuant to which the SPV issues notes, other evidences of indebtedness, trust certificates or other beneficial interests in the SPV to investors to fund its purchase of such Loan Certificate (a “Securitization”), the Borrower agrees to cooperate reasonably with any such Securitization.

(vi) The Lender shall not have any obligation or duty to the Borrower, or to other Persons with respect to the transactions contemplated hereby except those obligations or duties of the Lender expressly set forth in this Agreement and the other Operative Documents and the Lender shall not be liable for performance by any other party hereto of such other party’s obligations or duties hereunder.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COLGAN AIR, INC., as Borrower By: Name: Peter Hunt Title: Vice President
EXPORT DEVELOPMENT CANADA, as Lender By: Name: Title:
By: Name: Title:

SCHEDULE I

NOTICE & ACCOUNT INFORMATION

Lender

Notice to:

Export Development Canada

[***]

Wiring Instructions:

[***]

SCHEDULE II

ADVANCES

		Scheduled	Final		Bombardier
Aircraft	Aircraft	Delivery	Payment	Payment	Purchase Agreement	Advances
No.	Type	Month	Date	Number	Payment Dates	to be Made
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
TOTAL						[***]

SCHEDULE III

[***]

EXHIBIT A

FUNDING NOTICE

____________, 20__

Export Development Canada
151 O’Connor Street

Ottawa, Ontario, Canada

KIA IK3

Re:	Predelivery Deposit Payment Financing for Colgan Air, Inc. -

EDC Reference Number [***]

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of January __, 2009 (the “Credit Agreement”; capitalized terms used herein without definition shall have the definitions set forth in the Credit Agreement) entered into between Colgan Air, Inc., as borrower (the “Borrower”), and Export Development Canada, as lender (the “Lender”).

1. Pursuant to Section 2.2(a) of the Credit Agreement, Borrower hereby requests a Drawing in accordance with the following parameters:

(1) Aircraft Number[s]*:  _________________

(2) Borrowing/Effective Date:  ______________

(3) Drawing to fund Advance:  US$__________

(4) Purchase Installment:  Corresponding to “Payment Number” _____ pursuant to Schedule II of the Credit Agreement.

2. Please distribute the proceeds of the Drawing as follows: [Insert payment instructions]

3. Borrower hereby confirms that the representations and warranties of the Borrower in Section 7 of the Credit Agreement are true and accurate on the date hereof as though made on the date hereof except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

4. In consideration of the Lender making its funds available on the Borrowing Date specified in this Funding Notice, in the event that the Drawing does not take place on the Borrowing Date specified in this Funding Notice, the Borrower shall compensate the Lender for its net loss on such funds, including any Break Amounts.  In addition the Borrower agrees to pay the Lender interest on the aggregate amount thereof (calculated on the basis of a 360-day year and actual days elapsed) at a rate equal to LIBOR plus the Applicable Margin for the period from and including the Borrowing Date specified in this Funding Notice to but excluding the earlier of (x) the Business Day on which the Borrowing Date shall actually occur, (y) the Business Day on which the Borrower shall notify the Lender that the Borrowing will not occur prior to the Delayed Borrowing Date (if such notice is given prior to 10:00 a.m. (New York time) or if later, until the Business Day subsequent to such notice date), or (z) the Delayed Borrowing Date.

The terms and provisions of this Funding Notice shall be binding upon and inure to the benefit of the Lender and the Borrower and their successors and assigns.

This Funding Notice shall be governed by the internal laws of the State of New York.

Very truly yours, COLGAN AIR, INC. By: Name: Peter Hunt Title: Vice President

* In the event of Drawings in respect of multiple Aircraft, the form of this Funding Notice shall be modified accordingly to the Lender’s reasonable satisfaction.

EXHIBIT B

FORM OF OFFICER’S CERTIFICATE

This Certificate, effective as of _________ __, 2009, is given pursuant to Section 4.2(d) of that certain Credit Agreement dated as of January 30, 2009 (the “Credit Agreement”) between Colgan Air, Inc., as Borrower, and Export Development Canada, as Lender.  Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned officer of the [Colgan Air, Inc.][Pinnacle Airlines Corp.] (the “Company”) hereby confirms and certifies that on effective date hereof, (A) the representations and warranties of the Company contained in [Section 7 to the Credit Agreement] [Section 10 of the Guaranty] are true and accurate as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date), (B) no event has occurred or is continuing which constitutes (or would, with the passage of time or the giving of notice or both, constitute) an Event of Default, and (C) since December 31, 2007, there has been no material and adverse change in the financial or operational condition of the Company and no event or circumstance has occurred or is occurring which had or would be reasonably likely to have a Material Adverse Effect.

*      *      *

In witness whereof, the undersigned officer of the Company has executed this Certificate this __ day of __________, ____.

By:________________________________ Name: Title:

EXHIBIT C

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of __________, ____ between ________________________________ (the “Assignee”) and _____________________________ (the “Assignor”).

RECITALS

WHEREAS, the Assignor is the holder of the Loan Certificate No. ____ dated as of ____________, ____ (the “Assignor’s Loan Certificate”) issued under the Credit Agreement, dated as of January 30, 2009 (the “Credit Agreement”) between Colgan Air, Inc. (“Borrower”) and Export Development Canada, as lender (the “Lender”);

WHEREAS, the Assignor proposes to assign to the Assignee $____________ of the $_____________ Assignor’s Loan Certificate and a pro rata portion of all of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents (as defined below) in respect thereof, on the terms and subject to the conditions set forth herein, and the Assignee proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

Section 1. Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

Section 2. Assignment.

(a) On ____________, ____ (the “Effective Date”), and on the terms and subject to the conditions set forth herein, the Assignor will sell, assign and transfer to the Assignee, without recourse to or representation, express or implied, by the Assignor (except as expressly set forth in Section 5 hereof), a $___________ portion of the Assignor’s Loan Certificate and a pro rata portion of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents in respect thereof (but not with respect to any indemnity or other claim, interest thereon at the Past Due Rate and Break Amount, if any, accrued and unpaid as of the Effective Date or thereafter payable to the Assignor in respect of the period prior to the Effective Date), and the Assignee shall accept such assignment from the Assignor and assume all of the obligations of the Assignor accruing from and after the Effective Date under the Credit Agreement and the other Operative Documents relating to the Assignor’s Loan Certificate on such terms and subject to such conditions.

(b) Upon the satisfaction of the conditions set forth in Section 4, (A) the Assignee shall, on the Effective Date, succeed to the rights and be obligated to perform the obligations of the Lender under the Credit Agreement and the other Operative Documents, and (B) the Assignor shall be released from its obligations under the Credit Agreement and the other Operative Documents accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee.

Section 3. Payments.  As consideration for the sale, assignment and transfer contemplated in Section 2 hereof, the Assignee shall pay to the Assignor, on the Effective Date, in lawful currency of the United States and in immediately available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $_______________.

Section 4. Conditions.  This Assignment Agreement shall be effective upon the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee and the effectiveness of the assignment contemplated by Section 2 hereof is subject to:

(a) the receipt by the Assignor of the payment provided for in Section 3; and

(b) the delivery to the Lender of the Assignor’s Loan Certificate, duly endorsed for [partial] transfer to the Assignee, together with a request in the form attached hereto as Exhibit A that a new Loan Certificate be issued to the Assignee and Assignor.

Section 5. Representations and Warranties of the Assignor.  The Assignor represents and warrants as follows:

(a) the Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

(b) the Assignor’s interest in the Assignor’s Loan Certificate is free and clear of any and all Liens created by or through the Assignor;

(c) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms; and

(d) the Assignor has received no written notice of any Default having occurred and continuing on the date of execution hereof.

Section 6. Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor and Borrower that:

(a) the Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

(b) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms; and

(c) the Assignee has fully reviewed the terms of the Operative Documents and has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement.

Section 7. Further Assurances.  The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement.

Section 8. Governing Law.  This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9. Notices.  All communications between the parties or notices in connection herewith shall be in writing, hand-delivered or sent by ordinary mail or facsimile, addressed as set forth on the signature pages hereof.  All such communications and notices shall be effective upon receipt.

Section 10. Binding Effect.  This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. Integration of Terms.  This Assignment Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

Section 12. Counterparts.  This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

*  *  *

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNEE] By: Name: Title:
Address for Notices:
Wire Instructions:
[ASSIGNOR] By: Name: Title:
Address for Notices:
Wire Instructions:

EXHIBIT D

CONSENT AND AGREEMENT

ANNEX A
DEFINITIONS

For all purposes of the Credit Agreement and the Mortgage the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined).  Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative Documents.  Unless otherwise specified, Section references are to Sections of the Credit Agreement or the Mortgage.

“Advance” means each purchase price installment paid or payable by Borrower in respect of each Aircraft in accordance with the terms of the Bombardier Purchase Agreement which, as of the Effective Date, is in the amount and paid or payable on or before the date set forth in Schedule II to the Credit Agreement.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or under common control with, such Person.  The term “control” means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aircraft” means each Airframe together with the related Engines in the configuration (including all optional features and Buyer Furnished Equipment) specified in the Bombardier Purchase Agreement, together with, as the context permits, the aircraft and engine manuals, records and other technical documents delivered therewith.

“Airframe” means each Bombardier model DHC-8-402 (Q400) aircraft (excluding Engines or engines from time-to-time installed thereon) listed by Aircraft No. on Schedule II to the Credit Agreement.

“Applicable Margin” means [***] per annum.

“Applicable Rate” means, for any Interest Period, a rate per annum equal to LIBOR for such Interest Period plus the Applicable Margin.

“Arrangement Fee” has the meaning given in Section 3.2 of the Credit Agreement.

“BBA Libor Page” means the display of British Bankers Association Interest Settlement Rates for United States Dollar deposits in the London Interbank Market (“BBA Libor”) designated as Reuters Screen LIBOR01 Page on the service provided by Reuters or its successor (or such other display as may replace it on any such service or as may be nominated by Reuters or its successor (or other commercially available source providing quotations of BBA Libor as designated by the Lender from time to time) for the purpose of displaying BBA Libor).

“Bombardier” means Bombardier, Inc., in its capacity as manufacturer of the Aircraft, and its successors and assigns.

“Bombardier Purchase Agreement” means Purchase Agreement Number 0604 dated as of February 17, 2007 together with Aircraft General Terms Agreement dated as of February 17, 2007, each between Bombardier and the Guarantor, including the exhibits, amendments or supplements from time to time related thereto but only insofar as they relate to the Aircraft, and the related letter agreements; together with the Assignment and Assumption Agreement dated as of April 11, 2007 between Guarantor and Borrower pursuant to which Guarantor assigned all of its right, title and interest in and to such Purchase Agreement (insofar as it relates to the Aircraft) to Borrower.

“Borrower” means Colgan Air, Inc., a Virginia corporation, and its successors and permitted assigns.

“Borrowing Date” means the Effective Date and each date on which an Advance is payable in respect of an Aircraft under the Bombardier Purchase Agreement as set forth in Schedule II to the Credit Agreement.

“Break Amount” means, as at any date of determination, that amount reasonably determined by the Lender to be sufficient to compensate it for any loss, cost or expense directly attributable to any payment or prepayment of principal on (or the purchase of) the Loan Certificate if such date is not an Interest Payment Date.  Such amount shall be set forth in a certificate provided by the Lender which includes in reasonable detail the basis for the calculations of the amount being claimed which certificates shall be conclusive absent manifest error.

“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Ottawa, Canada, New York, New York and Memphis, Tennessee.

“Buyer Furnished Equipment” means the equipment purchased by the Borrower and supplied to Bombardier to be incorporated into an Aircraft as contemplated by the Bombardier Purchase Agreement.

“Capacity Purchase Agreement” shall mean the capacity purchase agreement dated as of February 2, 2007 between Borrower, Guarantor and Continental Airlines, Inc. (or such other code share arrangement having terms and with another major airline acceptable to the Lender).

“Certificate Register” has the meaning specified in Section 5.7 of the Credit Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning given in the Granting Clause of the Mortgage.

“Commitment”, in respect of any Advance, has the meaning specified in Section 2.1 of the Credit Agreement.

“Commitment Fee” has the meaning given in Section 3.2 of the Credit Agreement.

“Consent and Agreement” means the Consent and Agreement dated as of the January 30, 2009 among Bombardier, the Borrower and the Lender in the form specified in Exhibit D to the Credit Agreement.

“Credit Agreement” means that certain Credit Agreement, dated as of January 30, 2009, between the Borrower and the Lender as such Credit Agreement may be amended or supplemented from time to time.

“Credit Period” means the period from and including the Effective Date to and excluding [***].

“Default” means any event which with the giving of notice or the lapse of time or both if not timely cured or remedied would become an Event of Default pursuant to Section 3 of the Mortgage.

“Delivery Date” means, for any Aircraft, the date on which such Aircraft is delivered by Bombardier and accepted by Borrower or its permitted assignee under the Bombardier Purchase Agreement.

“Dollars”, “Dollar” and “$” means the lawful currency of the United States of America.

“Drawing” means any borrowing made by the Borrower on the Borrowing Date from the Lender pursuant to Section 2.1 of the Credit Agreement.

“EDGAR” means the Electronic Date Gathering, Analysis & Retrieval Computer System for the receipt, acceptance, review and dissemination of documents submitted to the United States Securities and Exchange Commission in electronic format.

“Effective Date” has the meaning specified in Section 2.2(a) of the Credit Agreement.

“Engine” means in respect of each Airframe, each of the Pratt & Whitney Canada model PW150A engines delivered with such Airframe under the Bombardier Purchase Agreement.

“Engine Manufacturer” means Pratt & Whitney Canada, together with its successors and permitted assigns.

“Event of Default” has the meaning specified in Section 3 of the Mortgage.

“Expense” or “Expenses” means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, reasonable out of pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of whatever kind and nature but excluding Taxes, internal costs and expenses such as salaries, any amounts that would be included in Break Amounts, and overhead of whatsoever kind and nature.

“Facility Amount” means, in respect of the Drawings to finance Advances, US$35,641,844 (the “Initial Commitment”), provided that upon the occurrence of a Pinnacle Event, such amount shall be reduced by the Requisite Portion of the Initial Commitment.

“Fees” means, collectively, the Arrangement Fee and the Commitment Fee.

“Final Payment Date” means, for any Aircraft, the date set forth in Schedule II to the Credit Agreement for such Aircraft under the column “Final Payment Date”.

“Funding Notice” has the meaning given in Section 2.2(a) of the Credit Agreement.

“GAAP” means the United States’ generally accepted accounting principles, consistently applied.

“Guarantor” means Pinnacle Airlines Corp., a Delaware corporation.

“Guaranty” means the Guaranty dated as of the January 30, 2009 from the Guarantor in favor of the Lender.

“Indemnitee” or “Indemnitees” means the Lender and each of its Affiliates, successors, permitted assigns, directors, officers, and employees.

“Interest Payment Date” means the last day of each of July and January occurring after the Effective Date, provided that, if any such date shall not be a Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day, provided further that if by virtue of such extension such payment would fall in the next succeeding calendar month, such sum shall be payable on the next preceding Business Day and also provided that no Interest Payment Date may extend past the Termination Date and the last Interest Payment Date shall be the Termination Date.

“Interest Period” means, with respect to each Drawing (i) initially, the period commencing on the Borrowing Date in respect of such Drawing and ending on the first Interest Payment Date thereafter, and (ii) thereafter, the period commencing on the last day of the previous Interest Period and ending on the next Interest Payment Date or, if earlier, the Termination Date.

“Lender” means Export Development Canada and its successor and assigns.

“Letter of Offer” means the Letter of Offer dated December 18, 2008 (Ref:44610-000) from Lender to Guarantor, as such Letter of Offer may be amended, modified or supplemented from time to time.

“LIBOR” means, with respect to the Loan Certificates, for any applicable Interest Period, the interest rate per annum (calculated on the basis of a 360-day year and the actual number of days elapsed) at which deposits in Dollars are offered in the London interbank market, at 11:00 a.m. (London time) two London Business Days prior to the commencement of such Interest Period for deposits of a duration equal to six (6) months, as appears on the BBA Libor Page (rounding to the nearest 1/16th of one percent) or, if not possible to determine LIBOR in this way, then LIBOR will mean the rates for such deposits as determined by the Lender by averaging (rounding to the nearest 1/16th of one percent) quotes furnished by the London Reference Banks.

“Lien” means any mortgage, pledge, lien, claim, encumbrance, lease, security interest, international interest or other lien of any kind on property.

“Loan Certificate” means the loan certificate issued pursuant to Section 5.2 of the Credit Agreement and any such certificates issued in exchange or replacement therefor pursuant to Section 5.7 or 5.8 of the Credit Agreement.

“London Business Day” shall mean any day other than a Saturday or Sunday on which commercial banks are not authorized or required to close in London, England and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

“London Reference Banks” means the London branch of Bank of America, Citibank, N.A., Deutsche Bank AG and JP Morgan Chase Bank.

“Material Adverse Effect” means a material adverse effect on (i) the business, operations, properties, prospects or financial condition of the Borrower or Guarantor and their respective subsidiaries on a consolidated basis, or (ii) the ability of the Borrower or Guarantor to observe or perform its obligations, liabilities and agreements under the Credit Agreement or any other Operative Document to which it is a party.

“Maximum Commitment” means the Facility Amount.

“Mortgage” means the Mortgage and Security Agreement, dated as of January 30, 2009 between Borrower and Lender.

“Net Purchase Price” means, with respect to any Aircraft, the net purchase price of such Aircraft as contained in the Bombardier Purchase Agreement, less the amount of any credit memos, discounts, rebates or similar financial incentives that have the effect of reducing the purchase price of such Aircraft, as reasonably determined by the Lender.

“Notice of Assignment” means the Notice of Assignment dated as of January 30, 2009 from Borrower and Lender to Bombardier.

“Operative Documents” means the Credit Agreement, the Mortgage, the Guaranty, the Loan Certificate, the Bombardier Purchase Agreement, the Notice of Assignment and the Consent and Agreement and any amendments or supplements of any of the foregoing.

“Other Operative Document” means any document or instrument (including, without limitation, any credit agreement or loan agreement or other document or instrument relating to any indebtedness) entered into by Borrower and/or Guarantor with Export Development Canada, including without limitation, any document or instrument entered into in connection with or relating to the financing contemplated by and/or described in (i) the Revised Letter of Offer dated September 11, 2007 (REF-880-USA-38767-000) from Export Development Canada to Guarantor (as such Revised Letter of Offer may be amended, modified or supplemented from time to time) or (ii) the Letter of Offer.

“Other Secured Obligations” means any and all moneys, liabilities and obligations which are now or at any time hereafter may be expressed to be due, owing or payable by the Borrower or the Guarantor to the Lender, actually or contingently, with another or others, as principal or surety, on any account whatsoever under any Other Operative Document or as a consequence of any breach, non-performance, disclaimer or repudiation by Borrower or Guarantor (or by a liquidator, receiver, administrative receiver, administrator, or any similar officer in respect of the Borrower or Guarantor) of any of the Borrower’s or Guarantor’s obligations to the Lender under any Other Operative Document.

“Past Due Rate” means a per annum rate equal to the Applicable Rate plus [***] per annum calculated on the basis of a year of 360 days and actual number of days elapsed and compounded on a semi-annual basis.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, estate or trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pinnacle Event” shall mean either (i) the sale, transfer or other disposition of all or a majority of Pinnacle Airlines, Inc.’s assets and/or capital stock or (ii) the termination or cancellation of the airline service agreement between Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

“Regulatory Change” means, with respect to the Lender, any change that occurs after the date of the Mortgage in Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or financial institutions including the Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) by any court or governmental or monetary authority charged with the interpretation or administration thereof.  For the avoidance of doubt, the coming into effect of any applicable law or regulations, policies, orders, directives or guidelines issued by any governmental body, monetary authority or other regulatory organization (whether or not having the force of law) with respect to, arising out of, or in connection with the matters discussed and/or set forth in the proposals set forth in the June 1999 Consultative Paper issued by the Basle Committee or Banking Supervision (as modified, supplemented, revised and/or superseded by any subsequent proposal, consultative paper or other document) shall be deemed a Regulatory Change.

“Requisite Portion” means, with respect to any prepayment of the Loan Certificate (or Drawings), [***] in the case of a Pinnacle Event.

“Reserve Requirement” means the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period in respect of the Loan Certificate under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against “Eurocurrency liabilities” (as such term is used in Regulation D).  Without limiting the effect of the foregoing, the Reserve Requirement includes any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which LIBOR is to be determined or (ii) any category of extensions of credit or other assets that includes the Loan Certificate.

“Securities Act” means the Securities Act of 1933, as amended.

“Tax” or “Taxes” means any and all fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon.

“Termination Date” means in respect of any Drawing relating to an Aircraft, the earlier of (i) the Delivery Date of such Aircraft and (ii) the Final Payment Date.

“U.S. Air Carrier” means any United States air carrier as to which there is in force a certificate issued pursuant to Section 40102(a) of the Federal Aviation Act, and which is a citizen of the United States (as defined in 49 U.S.C. § 40102(a)(15)) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of title 49 (or the equivalent authority issued by the Civil Aeronautics Board under the predecessor regulatory laws, rules and regulations) for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

MORTGAGE AND SECURITY AGREEMENT

Dated as of

January 30, 2009

between

COLGAN AIR, INC.,
Borrower

and

EXPORT DEVELOPMENT CANADA,
Lender

______________________________________________________

Vedder Price P.C.

TABLE OF CONTENTS

Page

Section 1.	Definitions	4

Section 2.	Covenants of Borrower	4

Section 3.	Events of Default	6

Section 4.	Remedies	8

Section 5.	Investment of Funds	9

Section 6.	Miscellaneous	9

Schedule I	-	[***]

MORTGAGE AND SECURITY AGREEMENT

MORTGAGE AND SECURITY AGREEMENT, dated as of January 30, 2009 (this “Mortgage”), between COLGAN AIR, INC., a Virginia corporation (the “Borrower”), and EXPORT DEVELOPMENT CANADA as Lender (together with its successors hereunder, the “Lender”).

WHEREAS, the Borrower desires by this Mortgage, among other things to provide for the assignment, mortgage and pledge by the Borrower to the Lender, of the Collateral including the Borrower’s right, title and interest in and to the Bombardier Purchase Agreement and the payments and other amounts received in respect thereof in accordance with the terms hereof, as security for the Borrower’s obligations to the Lender;

WHEREAS, all things have been done to make the Loan Certificate, when executed by the Borrower and issued and delivered under the Credit Agreement, the valid obligation of the Borrower; and

WHEREAS, all things necessary to make this Mortgage the valid, binding and legal obligation of the Borrower, for the uses and purposes herein set forth and in accordance with its terms, have been done and performed and have happened.

-- GRANTING CLAUSE --

NOW, THEREFORE, THIS MORTGAGE WITNESSETH, that, to secure (i) the prompt payment of the principal of, Break Amount (if any) on, interest on and all other amounts due with respect to, the Loan Certificates from time to time outstanding hereunder and the performance and observance by the Borrower of all the agreements, covenants and provisions for the benefit of the Lender herein and in the Credit Agreement and the Loan Certificates, and the prompt payment of any and all amounts from time to time owing hereunder and under the Credit Agreement and the other Operative Documents by the Borrower to the Lender, and (ii) the prompt payment and performance of the Other Secured Obligations (the obligations referred to in clauses (i) and (ii) above being collectively referred to as the “Obligations”), and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Loan Certificate by the Lender, and of the sum of $1 paid to the Borrower by the Lender at or before the delivery hereof, the receipt and sufficiency of which is hereby acknowledged, the Borrower has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Lender, a security interest in and mortgage lien upon, all right, title and interest of the Borrower in, to and under the following described property, rights and privileges, other than Excluded Rights (as defined below) (which, collectively, including all property hereafter specifically subjected to the Lien of this Mortgage, shall constitute the “Collateral”), to wit:

5. The Bombardier Purchase Agreement, including, without limitation, (i) the right to purchase each of the Aircraft pursuant to and in accordance with the Bombardier Purchase Agreement; (ii) all claims for damages in respect of each Aircraft arising as a result of any default by Bombardier under the Bombardier Purchase Agreement or by any vendor or other supplier of components or other parts or equipment installed on or in any of the Aircraft referred to therein, including, without limitation, all warranty, service life policy and indemnity provisions contained in the Bombardier Purchase Agreement and all claims thereunder; (iii) any and all rights of the Borrower to compel performance of the terms of the Bombardier Purchase Agreement in respect of the Aircraft; and (iv) any and all rights to receive any credits, refunds, rebates or other discounts due to the Borrower with respect to the purchase price of the Aircraft (and the Engines) pursuant to the Bombardier Purchase Agreement (except to the extent specifically excluded by the terms of the Operative Documents) and all right, title and interest in and to any payment or performance bonds delivered thereunder, together with all rights, powers, privileges, options and other benefits of the Borrower in respect thereof, including, without limitation, the rights to make all waivers and agreements, to give and receive all notices and other instruments or communications, and to take such action upon the occurrence of a default in respect of such provisions, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which the Borrower is or may be entitled to do in respect of such provisions;

6. all payments or proceeds payable to the Borrower with respect to the Bombardier Purchase Agreement (as assigned) in respect of the Aircraft or any part thereof as the result of the sale or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Borrower in and to the same and every part thereof;

7. all Buyer Furnished Equipment (whether now owned or hereafter acquired) furnished to Bombardier to be attached to any of the Aircraft and in relation to which the Borrower has rights, together with all warranties, indemnities and claims against any vendor or manufacturer of any such buyer furnished equipment and all credit memoranda, credits, refunds or other amounts owing from any such vendor or manufacturer with respect to such equipment;

8. all monies and securities deposited or required to be deposited with the Lender pursuant to any term of this Mortgage or required to be held by the Lender hereunder; and

9. all proceeds of the foregoing.

Any and all properties referred to in this Granting Clause which are hereafter acquired by the Borrower, shall, without further conveyance, assignment or act by the Borrower become and be subject to the security interest hereby granted as fully and completely as though specifically described herein.  Anything in this Mortgage to the contrary notwithstanding, the following rights with respect to the Bombardier Purchase Agreement are reserved to and retained by the Borrower and not assigned hereby or subject to any Lien or security interest hereunder (which, collectively, shall constitute “Excluded Rights”):

(i)           all rights and interests in and to the Bombardier Purchase Agreement as and to the extent that the same relate to aircraft and engines other than the Aircraft and the Engines, or to any other matters not pertaining to the Aircraft and the Engines;

(ii)           the right to demand, accept and retain all rights in and to property, data, services, product support and other agreements of Bombardier related to the Aircraft and the Engines under the Bombardier Purchase Agreement which are available for the benefit of the Borrower only during such times as the Borrower is the owner or operator of the Aircraft or the Engines; and

(iii)           the right to obtain services and training pursuant to the Bombardier Purchase Agreement.

The Borrower shall at all times remain liable to Bombardier under the Bombardier Purchase Agreement to perform all of the duties and obligations of the “Buyer” thereunder to the same extent as if this Mortgage had not been executed.

The exercise by the Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations to Bombardier under the Bombardier Purchase Agreement except to the extent that such exercise by the Lender shall constitute performance of such duties and obligations.

Notwithstanding any of the foregoing provisions of this Granting Clause, but subject to the express provisions of the other articles of this Mortgage, so long as the Lender has not commenced the exercise of remedies under Section 4.1 and/or the Consent and Agreement, the Borrower shall have the right, to the exclusion of the Lender and any others claiming by, through or under the Lender, to exercise in Borrower’s name all rights and powers of the “Buyer” with respect to the Aircraft under the Bombardier Purchase Agreement, provided, that, the Borrower may not enter into or consent to any change order or other amendment, modification or supplement to the Bombardier Purchase Agreement in relation to the Aircraft, without the written consent and countersignature of the Lender, if such change order, amendment, modification or supplement would:

A. change the time of or the amount of any Advance or the manner in which any Advance can be returned or credited to the Borrower under the Bombardier Purchase Agreement;

B. postpone the applicable Delivery Date of any Aircraft beyond the Final Payment Date;

C. result in the rescission, cancellation or termination of the Bombardier Purchase Agreement;

D. have the effect of changing the model of the Aircraft;

E. have the effect of changing the configuration of any Aircraft if such change would materially affect the remarketability or the purchase price of any Aircraft; or

F. materially adversely affect the position of the Lender including the value of the rights granted to the Lender in relation to any and all of the properties referred to in this Granting Clause.

The Borrower shall provide to the Lender promptly after the execution of the same copies, certified by the Borrower, of all material change orders (other than non charge change orders), amendments, modifications or supplements to the Bombardier Purchase Agreement (which may omit confidential information) that affect the Lender’s interest.

-- HABENDUM CLAUSE --

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Lender, its successors and assigns, and for the uses and purposes and subject to the terms and provisions set forth in this Mortgage.

The Borrower does hereby constitute the Lender the true and lawful attorney of the Borrower (which appointment is coupled with an interest), irrevocably, with full power (in the name of the Borrower or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of the Operative Documents and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Lender may deem to be necessary or advisable in the premises; provided that the Lender agrees not to exercise such power of attorney unless an Event of Default shall be continuing.

The Borrower does hereby warrant and represent that (except as permitted herein) it has not assigned or pledged any of its right, title, and interest hereby assigned to anyone other than the Lender.

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

Section 1. Definitions

1.1 Definitions.  Except as otherwise defined in this Mortgage, terms used herein in capitalized form shall have them meanings attributed thereto in Annex A.

Section 2. Covenants of Borrower.

2.1 Liens.  The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Collateral, title thereto or any interest therein except:

(a) the rights of the Borrower as herein provided, the Lien hereof and any other rights existing pursuant to the Operative Documents;

(b) Liens for Taxes of the Borrower either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with GAAP), so long as the continuing existence of such Liens during such proceedings does not involve any material risk of the sale, forfeiture or loss of, the Bombardier Purchase Agreement;

(c) Liens arising out of any judgment or award against the Borrower with respect to which an appeal or proceeding for review is being prosecuted diligently and in good faith, so long as such Liens do not result in a material risk of the sale, forfeiture or loss of, the Bombardier Purchase Agreement; and

(d) any other Lien with respect to which the Borrower shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Lender.  The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any Lien not excepted above if the same shall arise at any time.

2.2 Amendments, Supplements, Etc.  Forthwith upon the execution and delivery of any amendment to this Mortgage, if an applicable legal system is in existence that provides for filing and/or recording of the Mortgage and amendments or supplements thereto, the Borrower will cause such amendment to be duly filed and recorded, and maintained of record, in accordance with all applicable laws.  In addition, the Borrower will promptly and duly execute and deliver to the Lender such further documents and take such further action as the Lender may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Mortgage and to establish and protect the rights and remedies created or intended to be created in favor of the Lender hereunder, including, without limitation, if requested by the Lender, at the expense of Borrower, the execution and delivery of supplements or amendments hereto, each in recordable form, in accordance with the laws of such jurisdiction as the Lender may reasonably request.

2.3 Access to or Furnishing of Information.  The Borrower agrees to furnish to the Lender:

(a) as soon as available, but not later than 90 days after the close of each fiscal year occurring after the date hereof, (i) an unaudited balance sheet and related statements of each of the Borrower and Pinnacle Airlines, Inc. at and as of the end of such fiscal year, together with an unaudited statement of income and cash flows of each of the Borrower and Pinnacle Airlines, Inc. for such fiscal year, each of which shall be prepared in accordance with GAAP and (ii) an audited balance sheet and related statements of the Guarantor at and as of the end of such fiscal year, together with an audited statement of income and cash flows of the Guarantor for such fiscal year, each of which shall be prepared in accordance with GAAP;

(b) as soon as available, but not later than 45 days after the close of each of the first three quarters of each fiscal year an unaudited balance sheet of each of the Borrower, Guarantor and Pinnacle Airlines, Inc. at and as of the end of such quarter, together with an unaudited statement of income and cash flows of each of the Borrower, Guarantor and Pinnacle Airlines, Inc. for such quarter, each of which shall be prepared in accordance with GAAP;

(c) as soon as available, but not later than 120 days after the close of each fiscal year of the Borrower occurring while amounts are outstanding under the Credit Agreement or any Loan Certificate, a certificate of the chief financial officer, Treasurer, any Vice President, or other officer of the Borrower elected by the Borrower’s Board of Directors stating that such authorized officer has reviewed the activities of the Borrower and that, to the knowledge of such authorized officer, there exists no Default or Event of Default hereunder;

(d) from time to time, such other non-confidential (except to the extent the recipients are bound by confidentiality agreements reasonably acceptable to the Borrower) or non-proprietary information as the Lender may reasonably request;

(e) promptly after the occurrence thereof and actual knowledge thereof by a responsible officer of the Borrower, notice of any Event of Default; and

(f) quarterly updates detailing any required modifications that the Borrower is aware of, and any optional changes effected in the prior calendar quarter, that would lead to an increase in the final purchase price of any Aircraft under the Bombardier Purchase Agreement.

Borrower shall be deemed compliant with any requirement pursuant to clauses (a) or (b) above to provide any financial information to the extent such information is available on EDGAR.

Section 3. Events of Default.

Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

3.1 Payment of Principal or Interest.  The Borrower shall have failed to make a payment of any principal or interest on any Loan Certificate after the same shall have become due;

3.2 Other Payments.  The Borrower shall have failed to make any payment of any amount other than principal and interest on any Loan Certificate after the same shall have become due and such failure shall continue for 5 Business Days after the Borrower has received notice that such payment is due;

3.3 Other Covenants.  The Borrower or the Guarantor shall have failed to perform or observe, or caused to be performed and observed, in any material respect, any other covenant or agreement to be performed or observed by it under any Operative Document, and such failure shall continue unremedied for a period of 10 Business Days after Borrower’s or Guarantor’s receipt of written notice from the Lender; provided however that such grace period shall not apply if such breach gives rise to any reasonable likelihood of the sale, forfeiture or other loss of any of the Collateral or the Aircraft or any interest therein;

3.4 Representations and Warranties.  Any representation or warranty made by the Borrower or the Guarantor in any Operative Document or any document or certificate furnished by the Borrower or the Guarantor in connection therewith or pursuant thereto shall prove to have been materially incorrect or misleading at the time made;

3.5 Voluntary Bankruptcy.  The commencement by the Borrower or the Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Borrower or the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or the Guarantor or for all or substantially all of its property, or the making by the Borrower or the Guarantor of any assignment for the benefit of creditors or the Borrower or the Guarantor shall take any corporate action to authorize any of the foregoing or to authorize a general payment moratorium;

3.6 Involuntary Bankruptcy.  The commencement of an involuntary case or other proceeding in respect of the Borrower or the Guarantor in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or the Guarantor or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding remains undismissed and unstayed for a period of 90 consecutive days, or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Borrower or the Guarantor, a receiver, trustee or liquidator of the Borrower or the Guarantor, or for all or substantially all of its property, or sequestering of all or substantially all of the property of the Borrower or the Guarantor and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of 90 consecutive days after the date of entry thereof;

3.7 Perfected Security Interest.  The Lender shall cease to hold a valid and perfected security interest in any of the Collateral;

3.8 Breach of Bombardier Purchase Agreement.  The Borrower breaches or repudiates the terms of the Bombardier Purchase Agreement and, in the case of a breach, such breach is not cured within 10 days after the earlier of (i) actual knowledge by Borrower of such breach and (ii) receipt of notice from Lender of such breach;

3.9 Cross Default.  Any event of default, termination event or similar event, howsoever described, occurs under (i) any aircraft financing in which Lender and Borrower or Guarantor are parties; (ii) any Other Operative Document; (iii) the Indenture dated as of February 8, 2005 between Guarantor and Deutsche Bank National Trust Company in respect of Guarantor’s 3¼% Senior Convertible Notes due February 15, 2025; or (iv) any other document or agreement whereby any indebtedness (as principal or surety) of the Borrower or Guarantor is owed to Lender;

3.10 U.S. Air Carrier.  Borrower ceases to be a U.S. Air Carrier; or

3.11 Guaranty.  The Guaranty ceases to be in full force and effect.

3.12 [Intentionally Omitted].

3.13 Capacity Purchase Agreement.  The Capacity Purchase Agreement ceases to be in full force and effect.

Section 4. Remedies.

4.1 General; Acceleration.  (a) If an Event of Default shall have occurred and be continuing and so long as the same shall be continuing unremedied, then and in every such case, the Lender may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section 4, and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to assign its right to purchase the Aircraft from Bombardier (subject to the Consent and Agreement).

(b) If an Event of Default referred to in Section 3.5 or 3.6 shall have occurred, then and in every such case all unfunded Commitments shall be terminated and the unpaid principal of all Loan Certificates then outstanding, together with interest accrued but unpaid thereon, and all other amounts due to the Lender under the Operative Documents, shall immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

(c) If any other Event of Default shall have occurred and be continuing, then and in every such case, the Lender may at any time, by written notice or notices to the Borrower, (i) terminate all unfunded Commitments and/or (ii) declare the Loan Certificate to be due and payable, whereupon the unpaid principal of the Loan Certificate then outstanding, together with accrued but unpaid interest thereon, and all other amounts due to the Lender under the Operative Documents, shall immediately and without further act become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

(d) If the principal of the Loan Certificate shall have become due and payable pursuant to this Section 4.1, there shall also become due and payable to the Lender upon demand, without presentment, protest or notice, all of which are hereby waived, any Break Amount therefor.

(e) The Lender shall be entitled, at any sale pursuant to this Section 4, to credit against any purchase price bid at such sale by the Lender all or any part of the unpaid obligations owing to the Lender and secured by the Lien of this Mortgage.  The Lender shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

(f) The Lender agrees to give to the Borrower at least 10 days’ prior written revocable notice of any foreclosure of the Lien of this Mortgage, or of any other action to cause the Borrower to lose any rights under the Bombardier Purchase Agreement (which period of notice the parties hereto confirm is commercially reasonable).

4.2 Discontinuance of Proceedings.  In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case, the Lender and the Borrower shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Lender shall continue as if no such proceedings had been instituted.

4.3 Waiver of Past Defaults.  At its sole discretion, the Lender may waive any past Default or Event of Default hereunder and its consequences and upon any such waiver such Default or Event of Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Mortgage, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

4.4 Remedies Cumulative.  Each and every right, power and remedy given to the Lender specifically or otherwise in this Mortgage shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lender, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

No delay or omission by the Lender in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

Section 5. Investment of Funds.  Any monies held by the Lender as security hereunder for Borrower’s obligations shall, until paid to Borrower or otherwise applied in accordance with the terms of the Operative Documents, be invested by the Lender in an interest bearing account held by the Lender.

Section 6. Miscellaneous.

6.1 Termination of Mortgage.  Upon (or at any time after) payment in full of the principal of and interest on and Break Amount, if any, and all other amounts due under, or otherwise due to the Lender of, the Loan Certificate and provided that (i) the Commitments shall have terminated, (ii) there shall then be no other amounts due to the Lender under the Operative Documents, and (iii) no Default or Event of Default shall have occurred and is continuing, the Lender shall execute and deliver to or as directed in writing by the Borrower an appropriate instrument releasing the Collateral from the Lien of this Mortgage, and the Lender shall execute and deliver such instrument as aforesaid and, at the Borrower’s expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Borrower to give effect to such release; provided, however, that this Mortgage and the trusts created hereby shall earlier terminate and this Mortgage shall be of no further force or effect and the rights of the Lender shall terminate (and the Lender shall release, by an appropriate instrument, the Collateral from the Lien of this Mortgage) upon any sale or other final disposition by the Lender of all property constituting part of the Collateral and the final distribution by the Lender of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof.

Except as aforesaid otherwise provided, this Mortgage and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

6.2 No Legal Title to Collateral in Lenders.  The Lender shall not have legal title to any part of the Collateral.  No transfer, by operation of law or otherwise, of any Loan Certificate or other right, title and interest of the Lender in and to the Collateral or hereunder shall operate to terminate this Mortgage or entitle the Lender or any successor or transferee of the Lender to an accounting or to the transfer to it of legal title to any part of the Collateral.

6.3 Sale of Collateral by Lender is Binding.  Any sale or other conveyance of any part of the Collateral by the Lender made pursuant to the terms of this Mortgage shall bind the Lender and shall be effective to transfer or convey all right, title and interest of the Borrower and the Lender in and to such part of the Collateral.  No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Lender.

6.4 Mortgage for Benefit of Lender.  Nothing in this Mortgage, whether express or implied, shall be construed to give to any person, other than the Borrower and the Lender, any legal or equitable right, remedy or claim under or in respect of this Mortgage.

6.5 No Action Contrary to Borrower’s Rights.  Notwithstanding any of the provisions of this Mortgage to the contrary, so long as no Event of Default shall have occurred and be continuing, the Lender agrees that neither it nor any Person claiming by, through or under the Lender, will take any action in violation of the Borrower’s rights, including the right to purchase the Aircraft under the Bombardier Purchase Agreement in accordance with the terms of this Mortgage by Borrower.

6.6 Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Mortgage to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, fax or electronic mail and:

(a)	if the Borrower:

Colgan Air, Inc.

Address:	1689 Nonconnah Blvd., Suite 111

Memphis, TN 38132

Attention:	[***]

Telephone:	[***]

Fax:	[***]

E-mail:	[***]

(b)	if to the Lender:

Export Development Canada

Address:	151 O’Connor Street

Ottawa, Ontario

Canada K1A 1K3

Attention:	[***]

Telephone:	[***]

Fax:	[***]

Whenever any notice in writing is required to be given by the Borrower or the Lender to the other, such notice shall be deemed given and such requirement satisfied when such notice is received, if such notice is received, if such notice is mailed by certified mail, postage prepaid, or is sent by facsimile, addressed as provided above.

Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Mortgage.

6.7 Lender’s Right to Perform for Borrower.  If the Borrower fails to make any payment or to perform or comply with any of its agreements contained herein, then (but in each case no earlier than 3 Business Days after notice to Borrower as to the occurrence of such failure, whether or not it shall yet constitute an Event of Default hereunder) the Lender may itself make such payment or perform or comply with such agreement but shall not be obligated hereunder to do so, and the amount of such payment and the amount of the reasonable expenses of the Lender incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be payable by Borrower upon demand.

6.8 Severability.  Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9 No Oral Modifications or Continuing Waivers.  No terms or provisions of this Mortgage or the Loan Certificates may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Mortgage; and any waiver of the terms hereof or of the Loan Certificate shall be effective only in the specific instance and for the specific purpose given.

6.10 Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and permitted assigns of each, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by the Lender shall bind the successors and assigns of the Lender.

6.11 Headings.  The headings of the various Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

6.12 Governing Law; Counterparts.  THIS MORTGAGE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.  This Mortgage may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

6.13 Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS MORTGAGE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.14 Jurisdiction.

(a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

(b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 of the Credit Agreement.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

*  *  *

IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed by their respective officers thereunto duly authorized, as of the day and year first written above.

COLGAN AIR, INC., as Borrower By: Peter Hunt Its: Vice President
EXPORT DEVELOPMENT CANADA, as Lender By: Its: By: Its:

SCHEDULE I

[***]